HERITAGE
                                                                          SERIES
                                                                           TRUST

         FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH.

                                            EAGLE INTERNATIONAL EQUITY PORTFOLIO
                                                              GROWTH EQUITY FUND
                                                             MID CAP GROWTH FUND
                                                            SMALL CAP STOCK FUND
                                                               VALUE EQUITY FUND

                               SEMIANNUAL REPORT
                     (Unaudited) and Investment Performance
                     Review for the Six Month Period Ended
                                 April 30, 1998



                                     [LOGO]

                                ----------------
                                SERIES TRUST/TM/
                                ----------------

                              HERITAGE SERIES TRUST
                                SEMIANNUAL REPORT
                                TABLE OF CONTENTS



PRESIDENT'S LETTER ...........................     1

PORTFOLIO COMMENTARY AND INVESTMENT PORTFOLIO:
   EAGLE INTERNATIONAL EQUITY PORTFOLIO
      Investment Commentary ..................     2
      Investment Portfolio ...................     4

   GROWTH EQUITY FUND
      Portfolio Management Letter ............     7
      Investment Portfolio ...................     8

   MID CAP GROWTH FUND
      Portfolio Management Letter ............     9
      Investment Portfolio ...................    10

   SMALL CAP STOCK FUND
      Portfolio Management Letters ...........    12
      Investment Portfolio ...................    14

   VALUE EQUITY FUND
      Portfolio Management Letter ............    18
      Investment Portfolio ...................    19

STATEMENT OF ASSETS AND LIABILITIES ..........    21

STATEMENT OF OPERATIONS ......................    22

STATEMENT OF CHANGES IN NET ASSETS ...........    23

FINANCIAL HIGHLIGHTS .........................    25

NOTES TO FINANCIAL STATEMENTS ................    30

                                                                  June 10, 1998


Dear Fellow Shareholders:


     I am pleased to provide you with the semiannual report for Heritage Series Trust for the six months ended April 30, 1998. With the addition of the Mid Cap Stock Fund, which commenced operations on November 6, 1997, there are now five equity funds available within the Heritage Series Trust. The other funds are the Eagle International Equity Portfolio, the Growth Equity Fund, the Small Cap Stock Fund and the Value Equity Fund. The investment and financial information for each of these funds is provided in this report. Because many of you own shares in more than one of these funds, this approach allows us to reduce the volume of mail you receive while still providing important investment information on each of your investments.


     During the period covered by this report, the U.S. stock market tended to favor large capitalization stocks over small cap stocks and "growth" stocks over "value" stocks. Some international stocks performed well, especially in developed Europe, while most Asian markets suffered the fallout from political and economic unrest in the region. As shown in the table below, each of the funds in the Heritage Series Trust delivered positive returns during this period.


FUND                                      "A" SHARES (1)     "C" SHARES (1)
----                                     ----------------   ---------------
Eagle International Equity Portfolio          +17.58%           +17.15%
Growth Equity Fund                            +21.22            +20.76
Mid Cap Growth Fund (2)                       +16.24            +15.89
Small Cap Stock Fund                           +9.09             +8.68
Value Equity Fund                              +9.84             +9.40

     In the pages that follow, you will find commentaries from the portfolio managers for these funds, each followed by investment portfolio information for the respective fund. Following this information is other important financial information for all of the funds.

     In January of this year we introduced "B" shares, which allow investors to purchase shares of the respective fund at net asset value. Upon redeeming shares, investors in "B" shares are subject to a contingent deferred sales load that declines from 5% in the first year after investment to zero after six years.

     On behalf of all of us at Heritage, we appreciate your continuing confidence in the funds we manage for you. We hope that you will discuss with your financial advisors how other Heritage funds may fit in your investment plan. Please remember that you may call us at 800-709-FUND (3863) with any comments or suggestions you would like to share with us.

     We look forward to reporting to you again this fall after the end of the funds' fiscal year.
                                        Sincerely,

                                        /s/ STEPHEN G. HILL
                                        -------------------
                                        Stephen G. Hill
                                        President


----------
(1) Calculated without the imposition of front or back-end sales charges.
(2) Performance numbers are from inception (November 6, 1997) through April 30, 1998.

                                                                    May 19, 1998


MARKET COMMENTARY from MARTIN CURRIE, INC.
Subadviser Eagle International Equity Portfolio


     The Eagle International Equity Portfolio (the "Fund") invests a substantial portion of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The countries in which it invests are selected for their ability to generate high real rates of economic growth, consistent with reasonable political and currency stability. Securities are selected following an intensive research process, designed to screen out companies with either weak financial structures, market positions or poor management. The ability to produce dependable growth in earnings is paramount.

     Over the six months to April 30, 1998, the EAFE Index rose by 15.44%, dominated by strong returns from the UK and Continental Europe. In contrast, the Japanese market fell further, exacerbated by a weakening currency and a collapse in Asian markets. The Class A Shares and Class C Shares of the Fund rose by 17.58% and 17.15%, respectively, during the same period(1). The Class A Shares and Class C Shares of the Fund ranked in the second quartile of the international fund category for the one year period ended April 30, 1998, as measured by Lipper Analytical Services, Inc(2).

     CONTINENTAL EUROPEAN stock markets (51% of net assets) have rallied further, helped by converging bond markets and increased domestic buying. Corporate restructuring, particularly in the financial sector, fueled the rise, while markets such as Spain and Italy benefited most from falling bond yields. We added securities to the region over the period. New holdings included Unidanmark (Denmark), Nokia (Finland), Societe Generale (France), Bayerische Vereinsbank (Germany), INA (Italy) and Nordbanken (Sweden). These stocks reflect the dominant theme among companies of restructuring in the financial sector. Sales reflected our concern over economically sensitive groups, such as Schneider, Hoechst and Philips.

     In the UK (22% of net assets), the equity market moved strongly ahead, supported by good liquidity, corporate activity and improving bond yields. Financial stocks were again significant outperformers. We bought a new holding in the UK's largest property investment group, Land Securities, and built up a holding in Zeneca which had lagged the pharmaceutical sector. Profits were taken in Wolseley and Granada, where we believe the shares were fully valued. The UK equity market has benefited as bond market yields moved lower towards the European average. The new Labour administration has maintained a tough approach to inflation; both bonds and equities have progressed. Good institutional liquidity has meant there has been little selling pressure, even if the fall out in Asia has caused stock market volatility.

     The JAPANESE stock market (15% of net assets) has weakened further. Apart from a rally in domestic stocks in the first two months of this year, the pressure to restructure on the financial sector and economically sensitive sectors such as construction, has remained intense. Bankruptcies have increased. We have maintained a quality blue chip portfolio, concentrating on beneficiaries of yen weakness and corporate profit recovery. This policy offset the worst of the index fall. We have increased the convertible content of the portfolio, protecting downside in anticipation of a further slowdown in economic growth. With an Asian export market in disarray, we are concerned that the yen may weaken further and as a result, we have hedged approximately 50% of the Japanese assets against the US dollar. We see no reason to purchase additional Japanese securities until there is clearer commitment to tax reform in Japan.

----------
(1) Calculated without the imposition of front- or back-end sales charges.
(2) Lipper Analytical Services, Inc. performance rankings for Heritage Series Trust - Eagle International Equity Portfolio Class A and C Shares were 178 and 203 out of 455 International Funds, for the 1 year period ended April 30, 1998. The performance numbers used for the Fund did not take into account any front- or back-end sales charges. Past performance is no guarantee of future results.

     ASIAN markets (7% of net assets) were devastated over the period. ASEAN (the Association of Southeast Asian Nations) markets, such as South Korea, Thailand and Indonesia were very weak. India, Taiwan and Australia stood out in contrast. We substantially reduced our exposure to the region in mid-1997 and reduced the portfolio's holdings in Hong Kong in October, ahead of the market decline. Exposure to the ASEAN markets has been limited as the portfolio has concentrated on Australia, New Zealand, India, Taiwan and Hong Kong. New holdings included Woodside Petroleum (Australia) and Telecom Corp of New Zealand. We took short-term profits in Telstra Corp (Australia), Mahanagar Telephone Nigam (India) and Singapore Press. Apart from a rally over January and February, we remain very defensive in our approach to the region. We have no holdings in Indonesia.

     The impact of Asia on the world markets has been felt particularly by the SMALLER MARKETS category. We reduced our exposure to Latin American securities substantially. This region now represents 3% of net assets, having been close to 10% at its peak. Brazil and Mexico make up the bulk of our exposure. We established new positions in Israel, through purchases of ECI Telecom and Teva Pharmaceutical. We also made successful purchases in Emerging Europe, through Alpha Credit Bank (Greece) and Matav (Hungary).

OUTLOOK

     Looking ahead, the impact of the Asian crises is likely to leave markets volatile. However, slowing growth in the Pacific region may well help restrain the US economy and reduce pressure for higher interest rates in the maturer markets of the UK and Europe. Broader Europe, or `Euroland' as it has been named, will continue to benefit from corporate restructuring and lower bond yields. The increasing move to equity ownership by domestic investors is being fueled by the search for higher returns and changing pensions legislation. The UK market continues to benefit from good liquidity and robust earnings growth. Continental Europe and the UK make up the majority of the Fund where valuations remain attractive and earnings momentum is positive. We remain cautious on the Pacific region. Defensive stock selection in Japan -- and asset allocation in Asia -- is appropriate in an environment of falling growth forecasts, currency volatility and financial and social instability. Smaller markets will remain out of favor, as capital flows seek safety in maturer markets and stronger currencies.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                   (UNAUDITED)
--------------------------------------------------------------------------------


                                                            MARKET
          SHARES                                             VALUE
          ------                                          ----------
COMMON STOCKS--96.9%(a)
-----------------------
    ARGENTINA--0.3%
    ---------------
           4,300   YPF Sociedad Anonima,
                     Sponsored ADR ....................   $  149,963
                                                          ----------
    AUSTRALIA--1.4%
    ---------------
           9,900   Lend Lease Corporation .............      227,296
          41,000   Mayne Nickless, Ltd ................      221,480
          32,500   Woodside Petroleum .................      212,617
                                                          ----------
                                                             661,393
                                                          ----------
    AUSTRIA--0.7%
    -------------
           2,200   V.A. Technologie AG ................      316,240
                                                          ----------
    BELGIUM--1.6%
    -------------
           1,300   Generale de Banque .................      751,054
                                                          ----------
    BRAZIL--1.2%
    ------------
           6,900   Centrais Electricas
                     Brasileiras, ADR .................      142,313
          10,000   Petroleo Brasileiro ................      251,094
           1,500   Telecomunicaceus
                     Brasileiras, ADR .................      182,718
                                                          ----------
                                                             576,125
                                                          ----------
    CHILE--0.2%
    -----------
           3,500   Compania de Telefonos
                     de Chile SA, ADR .................       87,719
                                                          ----------
    DENMARK--0.6%
    -------------
           3,500   Unidanmark A/S .....................      294,090
                                                          ----------
    FINLAND--1.6%
    -------------
          11,400   Nokia Corporation ..................      766,056
                                                          ----------
    FRANCE--12.4%
    -------------
           9,100   AXA-UAP Groupe .....................    1,068,807
           6,659   Compagnie Generale
                     des Eaux .........................    1,238,523
           6,400   Elf Aquitaine SA ...................      840,060
           2,950   L'Air Liquide SA ...................      544,751
           1,300   Promodes ...........................      626,535
          17,000   Rhone-Poulenc SA ...................      831,758
           3,600   Societe Generale ...................      749,825
                                                          ----------
                                                           5,900,259
                                                          ----------
    GERMANY--12.8%
    --------------
           3,676   Allianz AG .........................    1,130,519
             540   Bayerische Motoren
                     Werke AG .........................      595,804
           9,900   Bayerische Vereinsbank AG ..........      753,030


                                                             MARKET
          SHARES                                              VALUE
          ------                                             ------
COMMON STOCKS (CONTINUED)
-------------------------
    GERMANY (CONTINUED)
    -------------------
          11,700   Deutsche Bank AG ...................   $  900,376
           1,400   Mannesmann AG ......................    1,110,919
           1,700   Preussag AG ........................      604,385
          15,001   VEBA AG ............................      991,401
                                                          ----------
                                                           6,086,434
                                                          ----------
    GREECE--0.7%
    ------------
           3,300   Alpha Credit Bank ..................      348,023
                                                          ----------
    HONG KONG--1.0%
    ---------------
          31,100   Citic Pacific, Ltd .................       95,556
          31,000   CLP Holdings .......................      148,877
          25,500   Hutchison Whampoa, Ltd .............      157,688
          32,400   New World Development, Ltd .........       92,231
                                                          ----------
                                                             494,352
                                                          ----------
    INDIA--1.0%
    -----------
           8,032   Indian Opportunities Fund,
                     Ltd.(c) ..........................       85,461
          13,500   Mahanagar Telephone Nigam
                     Ltd ..............................      217,688
          12,000   Videsh Sanchar Nigam, Ltd ..........      148,560
                                                          ----------
                                                             451,709
                                                          ----------
    ISRAEL--1.3%
    ------------
          11,000   ECI Telecom, Ltd ...................      335,500
           6,500   Teva Pharmaceutical ................      277,875
                                                          ----------
                                                             613,375
                                                          ----------
    ITALY--7.0%
    -----------
          80,472   ENI ................................      540,387
           8,000   Gucci NV ...........................      372,500
          54,000   IMI SPA ............................      884,071
         290,000   INA (1st Naz Association) ..........      866,881
         120,000   Telecom Italia Mobil ...............      684,224
                                                          ----------
                                                           3,348,063
                                                          ----------
    JAPAN--14.1%
    ------------
          38,000   Asahi Chemical Industries
                     Company, Ltd .....................      133,233
          18,000   Cannon, Incorporated ...............      425,722
           8,000   Fuji Photo Film Company,
                     Ltd ..............................      284,721
          39,000   Hitachi, Ltd .......................      279,666
          14,000   Honda Motor Corporation ............      507,783
           9,000   Ito-Yokado Company, Ltd. ...........      465,846
          19,000   Kao Corporation ....................      279,243
           3,000   Mabuchi Motor Company, Ltd .........      173,644


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------


                                                             MARKET
          SHARES                                              VALUE
          ------                                             ------

COMMON STOCKS (CONTINUED)
-------------------------
    JAPAN (CONTINUED)
    -----------------
          15,000   Marui Company, Ltd .................   $  236,890
          15,000   Mitsui Fudosan Company, Ltd ........      136,920
           3,000   Promise Company Ltd ................      152,335
           2,000   Riso Kagaku Corporation ............      104,428
           5,000   Rohm Company, Ltd ..................      564,455
      33,000,000   Sanwa International
                     Finance ..........................      240,942
           5,000   Secom Company, Ltd .................      294,695
           7,000   Shimachu Company, Ltd ..............      126,152
          17,000   Shin-Etsu Chemical
                     Company, Ltd .....................      331,419
           7,800   Sony Corporation ...................      648,919
           5,000   Sumitomo Electric
                     Industries, Ltd ..................       59,583
          15,000   Taisho Pharmaceutical
                     Company ..........................      317,364
          34,000   Toppan Printing Company,
                     Ltd. .............................      404,126
           8,000   Toyota Motor Corporation ...........      208,554
          15,000   Yamanouchi Pharmaceuticals .........      354,768
                                                          ----------
                                                           6,731,408
                                                          ----------
    MEXICO--1.4%
    ------------
          75,000   Cifra SA DE CV .....................      127,535
          22,000   Grupo Carso SA, Series A1 ..........      138,538
          65,000   Grupo Financiero Banamex ...........      203,125
           3,400   Telefonos De Mexico ................      192,525
                                                          ----------
                                                             661,723
                                                          ----------
    NETHERLANDS--1.3%
    -----------------
          42,000   Elsevier N.V. ......................      634,127
                                                          ----------
    NEW ZEALAND--0.4%
    -----------------
          53,000   Telecom Corporation of
                     New Zealand, Ltd .................      204,196
                                                          ----------
    PHILIPPINES--0.1%
    -----------------
         504,600   Belle Corporation ..................        9,008
                                                          ----------
    SINGAPORE--0.3%
    ---------------
          24,700   Development Bank of
                     Singapore ........................      163,886
                                                          ----------
    SPAIN--3.5%
    -----------
          19,035   Banco de Santander SA ..............    1,006,118
          19,000   Banco Central Hispanoamer SA........      632,502
                                                          ----------
                                                           1,638,620
                                                          ----------

                                                          MARKET
          SHARES                                           VALUE
          ------                                          ------

COMMON STOCKS (CONTINUED)
-------------------------
    SWEDEN--3.7%
    ------------
          34,500   Astra AB ...........................   $  708,538
           6,300   Incentive AB .......................      610,307
          61,800   Nordbanken Holding AB ..............      454,999
                                                          ----------
                                                           1,773,844
                                                          -----------
    SWITZERLAND--5.3%
    -----------------
           6,120   Credit Suisse Group ................    1,345,951
             717   Novartis AG ........................    1,185,045
                                                          ----------
                                                           2,530,996
                                                          ----------
    TAIWAN--0.8%
    ------------
          22,000   Taiwan American Fund ...............      377,300
                                                          ----------
    THAILAND--0.2%
    --------------
          41,000   Thai Farmers Bank ..................       93,881
                                                          ----------
    UK--22.0%
    ---------
          56,000   Cable & Wireless, PLC ..............      641,647
          57,000   General Electric
                     Company, PLC .....................      471,952
          20,000   GKN, PLC ...........................      578,085
          24,500   Glaxo Wellcome, PLC ................      692,581
         102,000   Ladbroke Group, PLC ................      560,898
          18,000   Land Securities, PLC ...............      321,560
          84,000   LASMO, PLC .........................      369,182
          45,000   Lloyds TSB Group, PLC ..............      674,056
          56,000   Marks & Spencer, PLC ...............      532,521
          24,000   McKechnie, PLC .....................      199,921
          30,000   National Westminster Bank,
                     PLC ..............................      600,666
         111,000   NFC, PLC ...........................      333,277
          32,950   Reckitt & Colman, PLC ..............      664,141
          43,100   Royal Bank of Scotland
                     Group, PLC .......................      665,422
          58,558   Safeway, PLC. ......................      349,191
          69,000   Scottish Power, PLC ................      634,501
          87,000   Shell Transport & Trading
                     Company, PLC .....................      647,586
          31,731   Smiths Industries, PLC .............      456,723
          64,000   Unilever, PLC ......................      681,926
          39,357   Wassall, PLC .......................      205,397
           5,000   Zeneca Group .......................      215,443
                                                          ----------
                                                          10,496,676
                                                          ----------
Total Common Stocks
  (cost $37,768,213)...................................   46,160,520
                                                          ----------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                  (UNAUDITED)
                                  (CONTINUED)
--------------------------------------------------------------------------------


        PRINCIPAL                                           MARKET
         AMOUNT                                              VALUE
        ---------                                           ------

  BONDS--1.2%(a)
  --------------
    JAPAN--1.2%
    -----------
$         380,000  MBL International Finance
                   (Bermuda)
                   3.0%, due 11/30/02(d) ..............  $   382,850
       23,000,000  Nitto Denko Corporation
                   2.2%, due 03/31/99(d)(e) ...........      187,872
                                                          ----------
Total Bonds (cost $645,503)............................      570,722
                                                          ----------
TOTAL INVESTMENT PORTFOLIO
  (cost $38,413,716)(b) 98.1%(a).......................   46,731,242
OTHER ASSETS AND LIABILITIES, net, 1.9%(a) ............      896,664
                                                          ----------
NET ASSETS, 100.0% ....................................  $47,627,906
                                                          ==========

----------
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $8,317,526 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $9,661,419 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,343,893.
(c) Martin Currie Investment Management Limited is the manager of the Indian Opportunities Fund, Ltd.
(d) Convertible bond.
(e) Principal amount is stated in Japanese Yen.
ADR--American Depository Receipt.


                                           MARKET     % OF NET
                                           VALUE       ASSETS
                                        ----------    --------

INDUSTRY DIVERSIFICATION
------------------------
Common Stocks
    Banking ..........................  $ 6,589,014     13.8%
    Basic Industries .................    3,128,915      6.6%
    Capital Goods ....................    5,133,856     10.8%
    Consumer Goods and Services ......    6,374,725     13.4%
    Diversified Industrials ..........      458,641      1.0%
    Electronic and Electrical
      Equipment ......................      471,952      1.0%
    Energy ...........................    2,164,910      4.5%
    Engineering ......................    1,234,729      2.6%
    Finance ..........................    7,691,913     16.2%
    Foods ............................      681,926      1.4%
    Household Goods ..................      664,141      1.4%
    Insurance ........................    1,068,807      2.2%
    Leisure and Hotels ...............      560,898      1.2%
    Oil, Exploration and Production...      369,182      0.8%
    Oil, Integrated ..................    1,111,297      2.3%
    Pharmaceuticals ..................    1,858,032      3.9%
    Real Estate ......................      778,007      1.6%
    Retail Trade .....................      881,712      1.8%
    Telecommunications ...............    1,440,110      3.0%
    Transportation and Storage .......      554,756      1.2%
    Utilities ........................    2,942,997      6.2%
Bonds
    Capital Goods ....................      187,872      0.4%
    Finance ..........................      382,850      0.8%
                                        -----------     ----
    Total Investments ................  $46,731,242     98.1%
                                        ===========     ====


--------------------------------------------------------------------------------
                     OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                                 APRIL 30, 1998
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                                                              GROSS UNREALIZED
       CONTRACT                   IN            DELIVERY        APPRECIATION
      TO DELIVER             EXCHANGE FOR         DATE         (DEPRECIATION)
--------------------     ------------------     --------      ----------------

ARS            1,397     USD          1,396     05/04/98         $      (1)
BEL          533,000     USD         14,328     05/04/98               (78)
ESP           66,623     USD            438     05/04/98                 1
FIM           38,542     USD          7,041     05/04/98               (35)
GRD        3,750,000     USD         11,833     05/04/98               (95)
JPY      531,654,600     USD      3,995,000     07/08/98           (61,700)
                                                                 ----------
                                Net Unrealized Depreciation      $ (61,908)
                                                                 ==========

----------
ARS - Argentine Peso
BEL - Belgian Franc
ESP - Spanish Peseta
FIM - Finnish Markka
GRD - Greek Drachma
JPY - Japanese Yen
USD - United States Dollar

    The accompanying notes are an integral part of the financial statements.

                                                                    May 14, 1998


Dear Fellow Shareholders:

     As economic turmoil spread throughout the Far East, U.S. investors have begun to expect a reduction in our GNP growth, continued interest rate declines, and a global flight to quality. All of these factors have led investors back to U.S. quality growth stocks. Particularly good performers for the last six months include our pharmaceutical positions in Pfizer, Inc. and Warner Lambert Company, consumer stocks such as Gillette Company and The Coca-Cola Company, interest rate sensitive companies like Travelers Group, Inc. and Fannie Mae, and technology stocks like PeopleSoft, Inc., Microsoft Corporation, Lucent Technologies, Inc., Dell Computer Corporation, and HBO & Company. Overall, for the last six months the Heritage Series Trust - Growth Equity Fund (the "Fund") Class A Shares returned 21.2%(1). The Class A Shares also ranked in the top quartile of all growth funds for the one year period ended April 30, 1998 as measured by Lipper Analytical Services, Inc(2).

     The market's outstanding return for the last six months appears to be driven by declining equity risk premiums and continued money flow into the market coupled with declining supply of stock. We have continued to invest new cash flows to keep the Fund fully invested. Total investment positions were maintained at 35 stocks with approximately 5% cash. Our top five holdings include Warner-Lambert Company, Omnicom Group, Inc., Travelers Group, Inc., Pfizer, Inc. and Schering-Plough Corporation. Current key sectors in the Fund include technology, financial services, and healthcare.

     Consistent with our focused, low turnover investment discipline, we have made ten transactions during the last six months. Each transaction was a paired trade where we sold one position and added a new position. We believe that each of these investments will enhance the future return of the portfolio and exemplify our theme for 1998 which is to own companies we believe have reliable earnings that will continue to consistently grow regardless of the economic environment.

     Sales during the period include Nokia, Ericsson, Schlumberger, Security Capital, Marriott International, Eli Lilly, Charles Schwab, Thermo Electron, and Intel. New purchases with the proceeds from the sales include Lucent, Bristol Myers, AES, Paychex, Clorox, Associates First Capital, Schering Plough, Wal-Mart, Chase Manhattan, and Disney. Also, Diamond Offshore, Robert Half, and Cendant were bought and sold during this period.

     The second quarter of the calendar year will be very important for our high quality growth stocks as well as for the market. First quarter earnings were strong, but we believe the true impact of the Asian turmoil will be revealed in the second quarter. This economic backdrop leads to our current investment theme for 1998 -- own companies with predictable earnings. The current market environment rewards companies that deliver consistent earnings growth and severely punishes companies that disappoint the market. We want to own companies like Warner-Lambert Company and PeopleSoft, Inc. that we believe will deliver strong earnings growth of 30% and 60%, respectively, regardless of the economic environment. We estimate that our portfolio in aggregate will deliver 20% year-over-year earnings growth in comparison to the market that is expected to grow only 6% for the current year. We believe this strategy coupled with stable to declining interest rates will continue to produce excellent relative performance for our shareholders.

                                        Sincerely,

                                        /s/ KENENTH W. CORBA
                                        --------------------
                                        Kenneth W. Corba
                                        Executive Vice President
                                        Chief Investment Officer
                                        Portfolio Manager, Growth Equity Fund
                                        Eagle Asset Management, Inc.

----------
(1) Calculated without the imposition of front- or back-end sales charges.
(2) Lipper Analytical Services, Inc. performance rankings for Heritage Series Trust - Growth Equity Fund Class A Shares were 155 out of 860 Growth Funds, for the 1 year period ended April 30, 1998. The performance numbers used for the Fund did not take into account any front- or back-end sales charges. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                                                            MARKET
          SHARES                                             VALUE
          ------                                            ------

COMMON STOCKS--95.5%(a)
-----------------------
    ADVERTISING/COMMUNICATIONS--4.1%
-----------------------------------
          55,000   Omnicom Group, Inc. ................   $ 2,605,625
                                                          -----------
    BANKING--6.9%
    -------------
          17,500   BankAmerica
                     Corporation. .....................     1,487,500
          10,000   Chase Manhattan
                     Corporation ......................     1,385,625
          20,000   NationsBank Corporation ............     1,515,000
                                                          -----------
                                                            4,388,125
                                                          -----------
    BEVERAGES--1.4%
    ---------------
          12,000   The Coca-Cola Company ..............       910,500
                                                          -----------
    BUILDING--2.2%
    --------------
          20,000   Illinois Tool Works, Inc. ..........     1,410,000
                                                          -----------
    COSMETICS/TOILETRIES--2.3%
    --------------------------
          12,500   Gillette Company ...................     1,442,968
                                                          -----------
    DATA PROCESSING--14.6%
    ----------------------
          25,000   Cisco System, Inc.* ................     1,831,250
          25,000   Dell Computer
                     Corporation* .....................     2,018,750
          35,000   HBO & Company ......................     2,093,437
          16,000   Microsoft Corporation*. ............     1,442,000
          40,000   PeopleSoft, Inc.* ..................     1,860,000
                                                          -----------
                                                            9,245,437
                                                          -----------
    ELECTRONICS/ELECTRIC--2.7%
    --------------------------
          20,000   General Electric
                     Company. .........................     1,702,500
                                                          -----------
    FINANCE--12.7%
    --------------
          15,000   American Express
                     Company ..........................     1,530,000
          20,000   Associates First Capital
                     Corporation ......................     1,495,000
          30,000   Fannie Mae .........................     1,796,250
          40,000   Freddie Mac ........................     1,852,500
          25,000   Paychex, Inc. ......................     1,357,813
                                                          -----------
                                                            8,031,563
                                                          -----------
    HOUSEHOLD PRODUCTS--2.0%
    ------------------------
          15,000   The Clorox Company .................     1,258,125
                                                          -----------
    INSURANCE--9.3%
    ---------------
          15,000   Allstate Corporation ...............     1,443,750
          15,000   American International
                     Group, Inc. ......................     1,973,437
          40,000   Travelers Group, Inc. ..............     2,447,500
                                                          -----------
                                                            5,864,687
                                                          -----------
    LEISURE/AMUSEMENT--2.0%
    -----------------------
          10,000   The Walt Disney
                     Company ..........................     1,243,125
                                                          -----------

                                                            MARKET
          SHARES                                             VALUE
          ------                                            ------

COMMON STOCKS (CONTINUED)
-------------------------
    MEDICAL EQUIPMENT/SUPPLY--2.7%
    ------------------------------
          25,000   Guidant Corporation ................   $ 1,671,875
                                                          -----------
    PHARMACEUTICAL--15.3%
    ---------------------
          15,000   Bristol-Myers Squibb Company........     1,588,125
          25,000   Pfizer, Inc. .......................     2,845,312
          30,000   Schering-Plough Corporation ........     2,403,750
          15,000   Warner-Lambert Company .............     2,837,813
                                                          -----------
                                                            9,675,000
                                                          -----------
    RETAIL STORES-10.1%
    -------------------
          30,000   Home Depot, Inc. ...................     2,088,750
          40,000   Kohl's Corporation* ................     1,652,500
          25,000   Wal-Mart Stores, Inc. ..............     1,264,063
          40,000   Walgreen Company ...................     1,380,000
                                                          -----------
                                                            6,385,313
                                                          -----------
    TELECOMMUNICATIONS-5.0%
    -----------------------
          25,000   Lucent Technologies, Inc. ..........     1,903,125
          18,000   Tellabs, Inc.* .....................     1,275,750
                                                          -----------
                                                            3,178,875
                                                          -----------
    UTILITIES-DIVERSIFIED - 2.2%
    ----------------------------
          25,000   AES Corporation* ...................     1,379,688
                                                          -----------
Total Common Stocks (cost $40,329,591)                     60,393,406

REPURCHASE AGREEMENT -- 3.9%(a)
-------------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated April 30,
1998 @ 5.47% to be repurchased at $2,494,379
on May 1, 1998, collateralized by $2,225,000
United States Treasury Notes, 7.125% due
February 15, 2023, (market value $2,564,478
including interest) (cost $2,494,000) .................     2,494,000
                                                          -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $42,823,591) (b), 99.4%(a).....................    62,887,406
OTHER ASSETS AND LIABILITIES, net, 0.6%(a) ............       360,781
                                                          -----------
NET ASSETS, 100.0% ....................................   $63,248,187
                                                          ===========

----------
 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $20,063,815, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $20,182,430 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $118,615.

    The accompanying notes are an integral part of the financial statements.

                                                                    May 19, 1998



Dear Fellow Shareholders:

     It is both a privilege and a pleasure to be presenting the first semi-annual report for the most recent addition to the Heritage product family, the Heritage Series Trust - Mid Cap Growth Fund ("the Fund"). We are pleased to report that since the Fund's inception (November 6, 1997), the Fund has returned 16.24%(1) for the Class A Shares. Through the first three months of 1998, the Class A Shares have returned 15.11%(1) compared to a 13.04% return for the S&P 400 Mid Cap Index. This performance ranks the Fund in the top quartile for all mid cap growth mutual funds according to Lipper Analytical Services(2). While this period is too short for any meaningful long term comparisons, we are pleased the Fund has had such a strong start.

     We are excited about the opportunities for the Fund as we are generally bullish on the outlook for both mid cap stocks as an asset class and bullish on the mid cap stocks that are owned by the Fund. As an asset class, we believe mid sized companies (which we define as between $500 million and $5 billion in market capitalization), are in the enviable position of exhibiting the high growth characteristics of small cap companies but with a lower amount of volatility that usually accompanies smaller stocks. In general, we are finding stocks with twice the earnings growth rate of the larger companies found in the S&P 500 but at a price to projected earnings at a slight discount to the overall market.

     We are flexible in our approach of finding attractive investments, but in general we pay close attention to a company's ability to generate a high level of cash and earn a high return on equity. This is usually a result of some or all of the following characteristics: companies with a relative cost advantage, companies operating in an industry with high barriers-to-entry, and companies that have a technological advantage or make better use of technology. We are flexible in our timing, choosing to only buy stocks when we feel the growth characteristics more than offset the risk inherent in every investment opportunity.

     Strong performers in the most recent period include the following: Lincare Holdings, Inc., a healthcare services company with a significant cost advantage over its competition; Enhance Financial Services Group, Inc., which operates in the financial guaranty business with few competitors; and Ingram Micro, Inc., a company that utilizies technology that enables it to be a more efficient distributor of computer products.

     We are not infallible. Some of the weaker performers during the period include DII Group, Inc., a technology stock suffering from weak Asian markets and Robert Mondavi Corporation, managing through a grape shortage. In both cases we have rechecked our investment thesis and believe that short term news has not affected the underlying fundamentals of these companies. We continue to be holders in keeping with our philosophy of keeping turnover low while managing the Fund as long term investors.

     We thank you for your support and look forward to providing you with regular updates on your Fund.


                                        Sincerely,

                                        /s/ TODD L. MCALLISTER
                                        ----------------------
                                        Todd L. McAllister
                                        Senior Vice President
                                        Eagle Asset Management
                                        Portfolio Manager, Mid Cap Growth Fund
----------
(1) Calculated without the imposition of front- or back-end sales charges.
(2) Lipper Analytical Services, Inc. performance rankings for Heritage Series Trust - Mid Cap Growth Fund Class A Shares were 73 out of 307 Mid-Cap Funds, for the quarter ended March 31, 1998. The performance numbers used for the Fund did not take into account any front- or back-end sales charges. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - MID CAP GROWTH FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                   (UNAUDITED)
--------------------------------------------------------------------------------


                                                            MARKET
          SHARES                                             VALUE
          ------                                            ------

COMMON STOCKS--97.5%(a)
-----------------------
    ADVERTISING/COMMUNICATIONS--4.7%
    --------------------------------
          18,000   Catalina Marketing Corporation*.       $   936,000
          20,000   NFO Worldwide, Inc.* ...............       418,750
                                                          -----------
                                                            1,354,750
                                                          -----------
    AUTO RENTAL/SERVICE--1.7%
    -------------------------
          25,000   Aftermarket Technology
                     Corporation* .....................       497,250
                                                          -----------
    BANKING--2.7%
    -------------
           7,500   Golden West Financial
                     Corporation ......................       789,844
                                                          -----------
    BEVERAGES--2.7%
    ---------------
          20,000   Robert Mondavi Corporation* ........       790,000
                                                          -----------
    BUILDING--1.4%
    --------------
          17,600   Comfort Systems USA, Inc.* .........       411,400
                                                          -----------
    CHEMICALS--2.1%
    ---------------
          11,000   Minerals Technologies, Inc. ........       598,812
                                                          -----------
    CONTAINERS--2.1%
    ----------------
           9,900   Sealed Air Corporation* ............       620,606
                                                          -----------
    DATA PROCESSING--13.5%
    ----------------------
          30,000   Acxion Corporation* ................       727,500
          25,000   CCC Information Services
                     Group, Inc.* .....................       600,000
           3,000   DocuCorp International, Inc.* ......        29,250
          19,000   Ingram Micro Inc., Class "A"* ......       866,875
          15,000   Safeguard Scientifics, Inc.* .......       633,750
          13,500   Symbol Technologies, Inc. ..........       519,750
          11,000   Tech Data Corporation* .............       548,625
                                                          -----------
                                                            3,925,750
                                                          -----------
    ELECTRONICS/ELECTRIC--6.1%
    --------------------------
          40,000   Berg Electronics Corporation* ......       952,500
          37,000   Computer Products, Inc.* ...........       814,000
                                                          -----------
                                                            1,766,500
                                                          -----------
    FINANCE--8.9%
    -------------
          13,000   CMAC Investment Corporation.........       839,312
          14,000   Enhance Financial Services
                     Group, Inc. ......................       960,750
          17,000   Ocwen Financial Corporation* .......       439,875
           6,000   The FINOVA Group, Inc. .............       351,375
                                                          -----------
                                                            2,591,312
                                                          -----------
    FOOD--3.1%
    ----------
          45,000   Ralcorp Holdings, Inc.* ............       894,375
                                                          -----------
    HEALTH CARE CENTERS--6.7%
    -------------------------
          30,000   Beverly Enterprises, Inc.* .........       472,500
          10,000   Lincare Holdings, Inc.* ............       811,250


                                                          MARKET
          SHARES                                           VALUE
          ------                                          ------

COMMON STOCKS (CONTINUED)
-------------------------
    HEALTH CARE CENTERS (CONTINUED)
    -------------------------------
          20,400   Quorum Health Group, Inc.* .........   $   655,350
                                                          -----------
                                                            1,939,100
                                                          -----------
    INSURANCE--9.6%
    ---------------
          12,000   Executive Risk, Inc. ...............       800,250
           7,000   Progressive Corporation ............       948,063
          12,200   Protective Life Corporation ........       452,925
          15,000   Provident Companies, Inc. ..........       585,937
                                                          -----------
                                                            2,787,175
                                                          -----------
    LEISURE/AMUSEMENT--3.4%
    -----------------------
          36,000   International Game Technology.......     1,001,250
                                                          -----------
    MANUFACTURING/DISTRIBUTIONS--4.0%
    ---------------------------------
          13,000   Kaydon Corporation .................       569,563
          25,000   The DII Group, Inc.* ...............       581,250
                                                          -----------
                                                            1,150,813
                                                          -----------
    MEDICAL EQUIPMENT/SUPPLY--3.5%
    ------------------------------
          15,000   Henry Schein, Inc.* ................       585,000
          12,000   St. Jude Medical, Inc.* ............       425,250
                                                          -----------
                                                            1,010,250
                                                          -----------
    OIL & GAS--3.5%
    ---------------
          32,000   Horizon Offshore, Inc.* ............       466,000
          15,500   Tosco Corporation ..................       552,188
                                                          -----------
                                                            1,018,188
                                                          -----------
    PHARMACEUTICAL--1.3%
    --------------------
          26,500   PharMerica, Inc.* ..................       367,688
                                                          -----------
    PUBLISHING--3.2%
    ----------------
          24,000   Hollinger International, Inc. ......       372,000
          17,700   World Color Press, Inc.* ...........       566,400
                                                          -----------
                                                              938,400
                                                          -----------
    RETAIL STORES--2.7%
    -------------------
          19,500   Proffitt's, Inc.* ..................       775,125
                                                          -----------
    SERVICES--7.0%
    --------------
          33,500   Boise Cascade Office Products
                     Corporation* .....................       642,781
          17,500   Iron Mountain, Inc.* ...............       735,000
          24,000   Unifirst Corporation ...............       648,000
                                                          -----------
                                                            2,025,781
                                                          -----------
    TELECOMMUNICATIONS--3.6%
    ------------------------
          16,000   Black Box Corporation* .............       532,000
          26,100   Western Wireless Corporation,
                     Class "A"* .......................       508,950
                                                          -----------
                                                            1,040,950
                                                          -----------
Total Common Stocks
   (cost $25,486,164)..................................    28,295,319


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - MID CAP GROWTH FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------


                                                            MARKET
                                                             VALUE
                                                            ------

REPURCHASE AGREEMENT--0.9%(a)
-----------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated April 30,
1998 @ 5.47% to be repurchased at $254,039
on May 1, 1998, collaterized by $230,000
United States Treasury Notes, 7.125% due
February 15, 2023, (market value $265,092
including interest) (cost $254,000)....................   $   254,000
                                                          -----------
TOTAL INVESTMENT PORTFOLIO
  (cost $25,740,164)(b), 98.4%(a)......................    28,549,319
OTHER ASSETS AND LIABILITIES, net, 1.6%(a) ............       464,304
                                                          -----------
NET ASSETS, 100.0% ....................................   $29,013,623
                                                          ===========
----------
 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $2,809,155, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $3,213,283 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $404,128.


    The accompanying notes are an integral part of the financial statements.

                                                                    May 19, 1998


Dear Fellow Shareholders:


     We are pleased to report that the Heritage Series Trust - Small Cap Stock Fund (the "Fund") has continued to produce positive results for our investors. The Fund provided a total return of 9.09% for Class A Shares for the six month period ended April 30, 1998(1). Turning our attention to the specifics:

     On the positive side, strong performance was turned in by Comdisco, Inc., National Data Corporation, Doral Financial Corporation, ATS Medical, Inc. and Sano Corporation. Sano Corporation was acquired by Elan Corporation of Ireland early this year.

     During the semiannual period we had several companies suffer price declines. TransAct Technologies, Inc. and Miller Industries, Inc. were down due to weaker earnings projections for 1998. Houghton Mifflin Company and Eltron International, Inc. were down below expected earnings for the fourth quarter of 1997. Sun Healthcare Group, Inc. was off after being downgraded by Merrill Lynch. Waverly, Inc. was off slightly due to its announcement of its acquisition by Wolters Kluwer at a lower than expected price per share. Philip Services Corporation has also turned in poor performance as the result of management and accounting issues.

     In recent weeks we have had good news from John Fluke Manufacturing, which was acquired by Danaher, Inc. at a 40%+ premium to the then current market price; Aviron, which announced positive results for its flu vaccine and EntreMed, Inc. which was up substantially on news reports of its cancer drug. We took the opportunity to sell EntreMed, Inc. at a significant premium to our cost.

     The events unfolding in Asia during the fourth quarter favored large cap stocks as investors sought out perceived quality in the face of uncertainty. During the first quarter, Asia affected large cap earnings more significantly than small caps, but large caps continued to be buoyed by strength in Europe and in the U.S. We continue to find fundamentally sound, well-run companies trading at a discount to their intrinsic value in the small cap arena. As events in Asia settle down and investors begin to return to fundamental analysis, they will see the best fundamentals are in small cap stocks. Through your investment with Heritage and Awad & Associates you stand to benefit when the focus returns to small caps.

     We believe that the companies in which the Fund invests will continue to benefit from the strong domestic economy. We are in a period of low inflation with moderate growth and a budget surplus while consumer confidence remains high though not over-stimulated. Further, U.S. companies, particularly small caps, are efficient and well-positioned to take advantage of these strengths through 1998. We will continue to invest in well-run companies populated with outstanding management whose stock we believe is trading at a discount to its intrinsic value. These companies will likely be market or niche leaders, have healthy balance sheets, positive and growing cash flows, and significant management ownership. They will be companies like Comdisco, Inc., National Data Corporation and J.M. Smucker & Company whose stocks we look forward to owning for several years.

     We are off to a reasonable start in 1998 and we are optimistic about the future. We will continue to work hard for you and appreciate your confidence in us.

                                        Sincerely,


                                        /s/ JAMES D. AWAD
                                        -----------------
                                        James D. Awad
                                        Chairman
                                        Awad & Associates
                                        Portfolio Manager, Small Cap
                                        Stock Fund
----------
(1) Calculated without the imposition of front- or back-end sales charges.

                                                                   May 19, 1998


Dear Fellow Shareholders:


     The six months ended April 30, 1998, was a period of solid returns for small cap stocks as the Russell 2000 Index advanced 11.9%. However, gains made by small stocks paled in comparison to the 22.6% gain of the S&P 500 Index over the comparable period.

     Largest gainers during the period included Cash America International, Inc., INSpire Insurance Solutions, Inc., RCM Technologies, OYO Geospace Corp., and Genesco, Inc. A favorable rate environment also helped Lennar Corp., Ethan Allen Interiors, Inc. (subsequently sold), and Furniture Brands International, Inc., to big gains.

     On the downside, underperforming stocks included Symmetricom, Inc., Allen Telecom, Inc., Coherent, Inc. and Artesyn Technologies, Inc. (formerly Computer Products), as all were impacted to some degree by weakness in the Asian markets. Precision Drilling Corporation also declined due to lower energy prices.

     At April 30, 1998, top industry concentrations in Eagle's portion of the Fund were: Services, Securities, Manufacturing/Distributions, Data Processing, Retail, Electronic/Electrical and Oil and Gas. The remainder was invested in miscellaneous positions and cash.

     During the period, the Fund acquired larger new positions including Mail-Well, Inc., a consolidation play in the printing industry; Cerner Corporation, a medical software/information management company; Avid Technology, Inc., a video and film editing company; OYO Geospace Corporation, a provider of data acquisition equipment to the oil services industry, Allen Telecom, Inc., telecommunications equipment; and Core Laboratories, energy services.

     Stocks sold during the period included Gulf Island Fabrications, and Ethan Allen Interiors, Inc., reflecting what we believe to be excessive valuations. NABI, Inc., Sodak Gaming Inc., and Triquent Semiconductor, Inc. were sold due to disappointing results as well as what we viewed as uncertain outlooks.

     As of this writing recent concerns over the direction of interest rates have had a dampening effect on the market. Looking forward we will be focusing on reducing the cyclical exposure in the portfolio, while opportunistically increasing our technology holdings.

     I continue to believe that small cap stocks are attractively priced relative to large cap equity investments and ultimately small caps will enjoy a period of market leadership.

     As always I thank you for your support and confidence.

                                        Sincerely,

                                        /s/ BERT BOKSEN
                                        ---------------
                                        Bert Boksen
                                        Senior Vice President
                                        Eagle Asset Management, Inc.
                                        Portfolio Manager, Small Cap
                                        Stock Fund

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                                                            MARKET
          SHARES                                             VALUE
          ------                                            ------

COMMON STOCK--94.0%(a)
----------------------
    ADVERTISING/COMMUNICATIONS--0.7%
    --------------------------------
          50,000   Catalina Marketing
                     Corporation* .....................   $ 2,600,000
                                                          -----------
    AEROSPACE--0.5%
    ---------------
          70,000   Kellstrom Industries, Inc.* ........     1,811,250
                                                          -----------
    AUTO PARTS/EQUIPMENT--0.5%
    --------------------------
          21,000   Hayes Lemmerz International,
                     Inc.* ............................       807,189
         145,000   Miller Industries, Inc.* ...........     1,141,875
                                                          -----------
                                                            1,949,064
                                                          -----------
    AUTO RENTAL/SERVICE--0.1%
    -------------------------
          58,000   Earl Scheib, Inc.* .................       536,500
                                                          -----------
    BANKING--3.6%
    -------------
         100,000   BankUnited Financial
                     Corporation, Class "A"* ..........     1,625,000
         125,000   Commercial Federal
                     Corporation ......................     4,531,250
          88,000   Doral Financial Corporation ........     3,091,000
           5,200   Independent Bankshares, Inc. .......        94,900
         100,000   ITLA Capital Corporation* ..........     2,287,500
          50,000   Pacific Crest Capital, Inc.* .......     1,012,500
          35,000   Staten Island Bancorp, Inc. ........       796,250
          25,000   Wayne Bancorp, Inc. ................       775,000
                                                          -----------
                                                           14,213,400
                                                          -----------
    BROADCASTING--1.0%
    ------------------
          90,000   Avid Technology, Inc.* .............     3,903,750
                                                          -----------
    BUILDING--1.6%
    --------------
         120,000   Hospitality Worldwide Services,
                     Inc.* ............................     1,162,500
         180,000   Lennar Corporation .................     4,938,750
                                                          -----------
                                                            6,101,250
                                                          -----------
    CHEMICALS--0.6%
    ---------------
          73,600   Lawter International, Inc. .........       772,800
          80,000   Mississippi Chemical
                    Corporation .......................     1,450,000
                                                          -----------
                                                            2,222,800
                                                          -----------
    CONGLOMERATES/DIVERSIFIED--0.2%
    -------------------------------
          15,900   Harsco Corporation .................       731,400
                                                          -----------
    CONTAINERS--0.8%
    ----------------
         100,000   ZERO Corporation ...................     3,081,250
                                                          -----------
    COSMETICS/TOILETRIES--0.2%
    --------------------------
         100,000   Enamelon, Inc.* ....................       987,500
                                                          -----------

                                                            MARKET
          SHARES                                             VALUE
          ------                                            ------

COMMON STOCKS (CONTINUED)
-------------------------

    DATA PROCESSING--8.7%
    ---------------------
          70,000   3D Systems Corporation* ............   $   761,250
          50,000   CACI International, Inc.,
                     Class "A"* .......................     1,096,875
         120,000   Cerner Corporation* ................     3,577,500
         100,750   Comdisco, Inc. .....................     4,458,188
          82,000   Computer Management
                     Sciences, Inc.* ..................     2,111,500
         205,000   Dynamic Healthcare
                     Technologies, Inc.* ..............       486,875
         100,000   Health Management
                     Systems, Inc.* ...................     1,062,500
         245,300   LanVision Systems, Inc.* ...........     1,103,850
          90,000   National Data Corporation ..........     3,673,125
          93,000   New Horizons Worldwide, Inc.*.......     1,674,000
         154,875   Printronix, Inc.* ..................     2,478,000
          60,000   ScanSource, Inc.* ..................     1,215,000
          20,000   Shared Medical Systems
                     Corporation ......................     1,458,750
         180,000   Sykes Enterprises, Inc.* ...........     3,768,750
         105,000   The Pathways Group, Inc.* ..........     2,415,000
          97,500   TransAct Technologies, Inc.* .......       914,062
          75,000   Transition Systems, Inc.* ..........     1,687,500
                                                          -----------
                                                           33,942,725
                                                          -----------
    EDUCATION--1.9%
    ---------------
         100,000   Computer Learning
                     Centers, Inc.* ...................     1,200,000
         165,000   Strayer Education, Inc. ............     6,063,750
                                                          -----------
                                                            7,263,750
                                                          -----------
    ELECTRONICS/ELECTRIC--6.1%
    --------------------------
          54,450   AMETEK, Inc. .......................     1,657,322
         223,000   Computer Products, Inc.* ...........     4,906,000
         210,000   EA Industries, Inc.* ...............       853,125
         135,000   Eltron International, Inc.* ........     3,493,125
          60,000   FARO Technologies, Inc.* ...........       660,000
         100,000   Fluke Corporation ..................     3,175,000
          25,000   OPTEK Technology, Inc.* ............       568,750
         100,000   OYO Geospace Corporation* ..........     2,587,500
          75,000   Pioneer-Standard
                     Electronics, Inc. ................       942,187
          45,000   Polaroid Corporation ...............     1,980,000
         100,000   ThermoQuest Corporation* ...........     1,787,500
          65,000   Trident International, Inc.* .......     1,121,250
                                                          -----------
                                                           23,731,759
                                                          -----------
    FILMED ENTERTAINMENT--0.5%
    --------------------------
         110,000   Ascent Entertainment
                     Group, Inc.* .....................     1,292,500
          18,000   Cinar Films, Inc.* .................       346,500
          15,000   Todd-AO Corporation ................       172,500
                                                          -----------
                                                            1,811,500
                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------

                                                          MARKET
          SHARES                                           VALUE
          ------                                          ------

COMMON STOCKS (CONTINUED)

    FINANCE--1.1%
    -------------
         250,000   Cash America International, Inc.....   $ 4,250,000
                                                          -----------
    FOOD--1.8%
    ----------
          75,000   Corn Products, International,
                     Inc.* ............................     2,671,875
         104,000   J.M. Smucker Company,
                     Class "B"* .......................     2,509,000
          60,000   Smithfield Foods, Inc.* ............     1,822,500
                                                          -----------
                                                            7,003,375
                                                          -----------
    HEALTH CARE CENTERS--2.2%
    -------------------------
          75,000   Alternative Living Services,
                     Inc.* ............................     2,625,000
          50,000   American Retirement
                     Corporation* .....................     1,081,250
          52,000   ARV Assisted Living, Inc.* .........       741,000
          55,000   Assisted Living Concepts, Inc.*.....     1,010,625
         113,400   Horizon Health Corporation* ........     2,693,250
          35,000   Sun Healthcare Group, Inc.* ........       586,250
                                                          -----------
                                                            8,737,375
                                                          -----------
    HOME FURNISHINGS--1.7%
    ----------------------
          66,600   Falcon Products, Inc. ..............       882,450
         195,000   Furniture Brands International,
                     Inc.* ............................     5,728,125
                                                          -----------
                                                            6,610,575
                                                          -----------
    HOTELS/MOTELS/INNS--2.5%
    ------------------------
         110,000   CapStar Hotel Corporation* .........     3,533,750
         320,000   Servico, Inc.* .....................     6,240,000
                                                          -----------
                                                            9,773,750
                                                          -----------
    INSURANCE--2.1%
    ---------------
          50,000   Annuity And Life Re
                     (Holdings), Ltd.* ................     1,193,750
          50,000   Danielson Holding Corporation*......       387,500
         142,600   Gryphon Holdings, Inc.* ............     2,540,063
         125,000   INSpire Insurance
                     Solutions, Inc.* .................     4,203,125
                                                          -----------
                                                            8,324,438
                                                          -----------
    LEATHER/SHOES--2.6%
    -------------------
         100,000   Footstar, Inc.* ....................     3,981,250
         300,000   Genesco, Inc.* .....................     5,081,250
         115,000   Shoe Carnival, Inc.* ...............     1,308,125
                                                          -----------
                                                           10,370,625
                                                          -----------
    LEISURE/AMUSEMENT--2.6%
    -----------------------
          70,000   Gaylord Entertainment
                     Company ..........................     2,380,000
          80,000   International Speedway
                     Corporation, Class "A" ...........     2,870,000


                                                             MARKET
          SHARES                                              VALUE
          ------                                             ------

COMMON STOCKS (CONTINUED)
-------------------------

    LEISURE/AMUSEMENT (CONTINUED)
    -----------------------------
          58,000   K2, Inc. ...........................   $ 1,315,875
         110,000   Rio Hotel & Casino, Inc.* ..........     2,488,750
          30,000   Steiner Leisure, Ltd.* .............       946,875
                                                          -----------
                                                           10,001,500
                                                          -----------
    MACHINERY--2.1%
    ---------------
          66,000   Blount International, Inc.,
                     Class "A"* .......................     2,050,125
          50,000   Gradall Industries, Inc.* ..........       862,500
         206,500   ITEQ, Inc.* ........................     2,632,875
         160,000   Middleby Corporation ...............     1,280,000
          86,900   Tokheim Corporation* ...............     1,379,538
                                                          -----------
                                                            8,205,038
                                                          -----------
    MANUFACTURING/DISTRIBUTIONS--6.5%
    ---------------------------------
         184,800   Armor Holdings, Inc.* ..............     2,032,800
         125,000   Gentex Corporation* ................     4,218,750
          63,000   Gibson Greetings, Inc.* ............     1,647,844
          65,000   Harman International
                     Industries, Inc. .................     2,795,000
         130,000   Hughes Supply, Inc. ................     5,037,500
         136,000   JLG Industries, Inc. ...............     2,218,500
         100,000   Lumen Technologies, Inc.* ..........       943,750
          50,000   Mail-Well, Inc.* ...................     2,418,750
          98,900   Metrika Systems Corporation* .......     1,724,569
         110,000   Thermo Optek Corporation* ..........     1,980,000
          35,880   Thermo Vision Corporation* .........       260,130
                                                          -----------
                                                           25,277,593
                                                          -----------
    MEDICAL EQUIPMENT/SUPPLY--4.6%
    ------------------------------
         585,000   Angeion Corporation* ...............     1,608,750
         123,456   Angiosonics, Inc.* .................       370,368
         247,500   ATS Medical, Inc.* .................     1,794,375
         100,000   Aviron* ............................     2,481,250
         200,000   CardioDynamics International
                     Corporation* .....................       625,000
         210,000   Coherent, Inc.* ....................     4,987,500
         100,333   Cooper Companies, Inc.* ............     3,856,550
          50,000   Cypress Bioscience, Inc.* ..........       171,875
         196,000   Somanetics Corporation* ............     1,004,500
          44,444   SurVivaLink Corporation(c)* ........       200,000
          43,200   Thermo Cardiosystems, Inc.* ........     1,179,900
                                                          -----------
                                                           18,280,068
                                                          -----------
    METAL--0.3%
    -----------
         134,500   Material Sciences Corporation*......     1,378,625
                                                          -----------
    OIL & GAS--3.8%
    ---------------
         154,000   CE Franklin Limited* ...............     1,058,750
         400,000   Chaparral Resources, Inc.* .........       762,500
          70,000   Chieftain International, Inc.* .....     1,566,250
         175,000   Comstock Resources, Inc.* ..........     2,253,125
         130,000   Core Laboratories N.V.* ............     3,688,750


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------


                                                             MARKET
          SHARES                                              VALUE
          ------                                             ------

COMMON STOCKS (CONTINUED)
-------------------------

    OIL & GAS (CONTINUED)
    ---------------------
          49,830   Midcoast Energy
                     Resources, Inc. ..................   $  1,118,061
         160,000   Precision Drilling Corporation*.....      3,820,000
          30,000   Transmontaigne Oil Company* ........        438,750
                                                          ------------
                                                            14,706,186
                                                          ------------
    PHARMACEUTICAL--2.6%
    --------------------
          50,000   Bindley Western Industries, Inc.....      1,943,750
          20,000   Elan Corporation, PLC,
                     Sponsored ADR* ...................      1,242,500
          35,000   EntreMed, Inc.* ....................        420,000
         350,000   PharMerica, Inc.* ..................      4,856,250
          50,000   Protein Design Labs, Inc.* .........      1,600,000
                                                          ------------
                                                            10,062,500
                                                          ------------
    POLLUTION CONTROL--2.5%
    -----------------------
         220,000   Envirosource, Inc.* ................        440,000
         170,000   IMCO Recycling, Inc. ...............      3,145,000
         300,000   Phillip Services Corporation* ......      2,268,750
         118,200   Superior Services, Inc.* ...........      3,841,500
                                                          ------------
                                                             9,695,250
                                                          ------------
    PUBLISHING--3.6%
    ----------------
          40,000   Houghton Mifflin Company ...........      1,302,500
          54,800   John Wiley & Sons, Inc.
                     Class "A" ........................      3,034,550
          96,000   Waverly, Inc. ......................      3,714,000
         185,000   World Color Press, Inc.* ...........      5,920,000
                                                          ------------
                                                            13,971,050
                                                          ------------
    RAILROADS--1.0%
    ---------------
         130,000   Genesee & Wyoming, Inc.* ...........      3,510,000
          10,000   Kansas City Southern
                     Industries, Inc. .................        451,875
                                                          ------------
                                                             3,961,875
                                                          ------------
    REAL ESTATE INVESTMENT TRUST--3.9%
    ----------------------------------
         123,000   Alexander Haagen
                     Properties, Inc. .................      1,991,063
          27,000   Arden Realty Group, Inc. ...........        757,687
          10,000   Correctional Properties Trust* .....        230,625
          39,700   Excel Legacy Corporation* ..........        208,425
          39,700   Excel Realty Trust, Inc. ...........      1,061,975
         150,000   Innkeepers USA Trust ...............      2,268,750
         164,900   LTC Properties, Inc. ...............      3,215,550
         100,000   Meridian Industrial Trust, Inc. ....      2,312,500
         152,700   Mid-Atlantic Realty Trust ..........      2,137,800
          35,000   Prentiss Properties Trust ..........        888,125
                                                          ------------
                                                            15,072,500
                                                          ------------


                                                             MARKET
          SHARES                                              VALUE
          ------                                             ------

COMMON STOCKS (CONTINUED)
-------------------------

    REAL ESTATE/LAND DEVELOPMENT--1.9%
    ----------------------------------
         120,000   Cadiz Land Company, Inc.* ..........   $  1,395,000
         225,000   LNR Property Corporation ...........      6,018,750
                                                          ------------
                                                             7,413,750
                                                          ------------
    RETAIL STORES--4.1%
    -------------------
          50,000   Burlington Coat Factory
                     Warehouse Corporation ............        968,750
         160,000   Claire's Stores, Inc. ..............      3,490,000
         100,000   Cole National Corporation,
                     Class "A"* .......................      3,718,750
          20,000   Global DirectMail
                     Corporation* .....................        355,000
          90,000   Heilig-Meyers Company ..............      1,265,625
          30,000   Maxwell Shoe Company, Inc.,
                     Class "A"* .......................        532,500
         200,000   Sunglass Hut
                     International, Inc.* .............      1,912,500
         125,000   Syms Corporation* ..................      1,851,562
          80,000   The Sirena Apparel
                     Group, Inc.* .....................        590,000
         100,000   U.S. Vision, Inc.* .................      1,312,500
                                                          ------------
                                                            15,997,187
                                                          ------------
    SECURITIES--4.0%
    ----------------
          85,000   Advest Group, Inc. .................      2,661,562
          50,000   Dain Rauscher Corporation ..........      3,009,375
         106,666   Legg Mason, Inc. ...................      6,293,294
         138,400   Southwest Securities
                     Group, Inc. ......................      3,684,900
                                                          ------------
                                                            15,649,131
                                                          ------------
    SERVICES--6.4%
    --------------
         111,500   CDI Corporation* ...................      4,313,656
          15,000   Cunningham Graphics
                     International, Inc.* .............        283,125
          59,500   Forensic Technologies
                     International Corporation* .......      1,063,563
         200,000   Interim Services, Inc.* ............      6,525,000
           3,500   Kroll-O'Gara Company* ..............         74,593
          47,200   Mac-Gray Corporation* ..............        778,800
         200,000   MPW Industrial Services
                     Group, Inc.* .....................      2,400,000
         125,000   RCM Technologies, Inc.* ............      3,000,000
          72,500   Right Management
                     Consultants* .....................      1,033,125
         160,000   StarTek, Inc.* .....................      2,070,000
          80,000   Stewart Enterprises, Inc.,
                     Class "A" ........................      2,060,000
          35,700   Volt Information Sciences, Inc.*....      1,187,025
                                                          ------------
                                                            24,788,887
                                                          ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------


                                                             MARKET
          SHARES                                              VALUE
          ------                                             ------

COMMON STOCKS (CONTINUED)
-------------------------

    TELECOMMUNICATIONS--2.0%
    ------------------------
          90,000   Allen Telecom, Inc.* ...............   $   1,445,625
         100,800   Network Long Distance, Inc.* .......       1,461,600
          50,000   Nextlink Communications,
                     Inc.* ............................       1,500,000
         155,000   Periphonics Corporation* ...........       1,801,875
         136,435   SymmetriCom, Inc.* .................       1,006,207
         100,000   Trex Communications, Inc.(c)*.......         400,000
                                                          -------------
                                                              7,615,307
                                                          -------------
    TEXTILES--0.8%
    --------------
          20,000   Interface, Inc., Class "A" .........         848,750
          73,000   Kellwood Company ...................       2,331,437
                                                          -------------
                                                              3,180,187
                                                          -------------
    TRANSPORTATION--0.3%
    --------------------
          50,000   C.H. Robinson Worldwide, Inc........       1,143,750
                                                          -------------
Total Common Stock (cost $285,480,029) ................     366,358,420
                                                          -------------
CONVERTIBLE PREFERRED STOCKS--0.4%(a)
-------------------------------------

    HEALTH CARE CENTERS--0.4%
    -------------------------
          60,000   Sun Financing Inc., 7% .............       1,575,000
                                                          -------------
Total Convertible Perferred Stocks
  (cost $1,500,000)....................................       1,575,000
                                                          -------------



       PRINCIPAL                                             MARKET
         AMOUNT                                               VALUE
       ---------                                             ------

CONVERTIBLE BONDS--1.4%(a)
--------------------------

    DATA PROCESSING--0.0%
    ---------------------
$        100,000   Proscape Technologies, Inc.
                     6.5%, Series "B" Subordinated
                     Convertible Debentures,
                     due, 11/18/01(c) .................   $     100,000
                                                          -------------
    HEALTH CARE CENTERS--0.3%
    -------------------------
        1,000,000  Assisted Living Concepts, Inc.
                     6.0%, due 11/01/02 ...............       1,044,440
                                                          -------------
    MEDICAL EQUIPMENT/SUPPLY--0.5%
    ------------------------------
        1,000,000  Angeion Corporation
                     7.5%, due 04/15/03(c) ............       1,000,000
        1,000,000  Aviron Corporation
                     5.75%, due 04/01/05 ..............         990,000
                                                          -------------
                                                              1,990,000
                                                          -------------


        PRINCIPAL                                            MARKET
          AMOUNT                                              VALUE
        ---------                                            ------

CONVERTIBLE BONDS (CONTINUED)
-----------------------------

    REAL ESTATE INVESTMENT TRUST--0.6%
    ----------------------------------
       $2,000,000  American Retirement
                     Corporation
                     5.75%, due 10/01/02 ..............   $   2,112,500
          155,000  LTC Properties, Inc.
                     8.25%, due 07/01/01 ..............         176,340
                                                          -------------
                                                              2,288,840
                                                          -------------
Total Convertible Bonds (cost $5,232,500) .............       5,423,280
                                                          -------------


                                                             MARKET
          SHARES                                              VALUE
          ------                                             ------

WARRANTS--0.1%(a)
-----------------

    MEDICAL EQUIPMENT/SUPPLY--0.1%
    ------------------------------
          25,000   Cypress Bioscience, Inc. * .........   $     37,500
                                                          ------------
Total Warrants (cost $781) ............................         37,500
                                                          ------------
Total investment portfolio excluding
  repurchase agreement
  (cost $292,213,310)(b), 95.9%(a) ....................    373,394,200

REPURCHASE AGREEMENT--5.2%(a)
-----------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated April 30,
1998 @ 5.47% to be repurchased at
$20,139,060 on May 1, 1998, collateralized by
$17,955,000 United States Treasury Notes,
7.125% due February 15, 2023, (market value
$20,694,470 including interest)
(cost $20,136,000) ....................................   $ 20,136,000
                                                          ------------
TOTAL INVESTMENT PORTFOLIO
  (cost $312,349,310)(b), 101.1%(a) ...................    393,530,200
OTHER ASSETS AND LIABILITIES, net, (1.1%)(a) ..........     (4,118,178)
                                                          ------------
NET ASSETS, 100.0% ....................................   $389,412,022
                                                          ============

----------
 * Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $81,180,890, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $93,235,928 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $12,055,038.
(c) Private placement securities are fair valued by the Board of Trustees.
ADR--American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                                                                   May 19, 1998
Dear Fellow Shareholders:

     Once again, it is a pleasure to address you as portfolio manager of the Heritage Series Trust - Value Equity Fund (the "Fund"). Although the past six months have not generated the level of performance that I would have expected from the Fund, I remain very enthusiastic toward our future prospects. It is clear that value investing, in general, continues to be out of favor with most investors. As an example, performance of value stocks has lagged that of growth stocks by 52% over the last four years (122% versus 174% as measured by Standard and Poor's). Continuing this trend, during the six month period since I last addressed you, value stocks as a group have under-performed growth stocks by 6.7% (12.9% versus 19.6%). In what continues to be a market driven by liquidity with little apparent regard for valuation, I continue to focus on and emphasize those investments that present a substantial margin of safety and significant upside potential while offering relatively low correlation with the overall market.

     The vast majority of the under-performance over the last two quarters is attributable to the following factors:

   1. The Fund continued to maintain underweight positions in consumer stocks (up 23% during the period) and financials (up 26%) relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). These underweight stances are driven purely by what we believe are extended valuations (given the current state of the fundamentals) in each of these sectors. The best of all possible worlds appears to be fully discounted in these groups at this time.

   2. Overweight positions relative to the S&P 500 are still maintained in both energy (down 3% during the period) and tobacco (up 1%). Slumping oil prices driven by declining Asian demand, excess inventories, and uncertainty over OPEC production led to continued weakness in energy stocks. Concern over the future of a proposed national tobacco settlement and its impact on the industry led to a massive sell-off of tobacco stocks to historic record low valuation levels. I continue to remain comfortable with these overweight positions and feel these are the types of classic contrarian investment opportunities that represent extraordinary value in an otherwise fully valued environment.

   3. The weighted-average capitalization of the Fund shifted toward mid-cap value stocks (up 13% during the period) as the valuation gap between large and mid cap issues continued to widen. As has been typical of this extended bull market run, smaller and less expensive stocks have under-performed substantially.

     I continue to attempt to reduce the overall risk level of the Fund as, in my opinion, the current risk/reward tradeoff in the equity market continues to deteriorate. Presently, the Fund trades at significant valuation discounts to the market from price-to-earnings and price-to-book perspectives. However, our forecast earnings growth rate is twice that of the S&P 500. We believe that these features, coupled with our low (70%) correlation with the overall market and above average yield (2.1%), will serve us well in the uncertain market environment ahead.

     I would like to re-emphasize my belief that a classic contrarian value approach offers the best opportunity to achieve above average, risk-adjusted, long-term returns. Value investing, for the most part, is based upon the concept of reversion to the mean. Individual stocks, industry sectors, and entire markets can trend above or below mean valuation levels for extended periods of time; the current market environment serves as a wonderful example. Maintaining a long-term value perspective in today's market can be both difficult and frustrating, but it is critical to our long-term success.

     In closing, although our investment style continues to remain temporarily out of favor, I feel we are extremely well positioned to outperform the broader market when the current cycle is broken and I look forward to a rewarding remainder of 1998.

                                        Sincerely,

                                        /s/ MICHAEL J. CHREN
                                        --------------------
                                        Michael J. Chren
                                        Senior Vice President
                                        Eagle Asset Management, Inc.
                                        Portfolio Manager, Value Equity Fund

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST - VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                   (UNAUDITED)
--------------------------------------------------------------------------------


                                                             MARKET
          SHARES                                              VALUE
          ------                                             ------

COMMON STOCK--97.8%(a)
----------------------

    AEROSPACE--3.8%
    ---------------
          18,000   Raytheon Company, Class "B" .......... $    1,020,375
           5,000   United Technologies
                     Corporation ........................        492,188
                                                          --------------
                                                               1,512,563
                                                          --------------
    AUTO PARTS/EQUIPMENT--1.8%
    --------------------------
          17,400   Arvin Industries, Inc. ..............         712,312
                                                          --------------
    BANKING--2.1%
    -------------
           6,000   Chase Manhattan Corporation .........        831,375
                                                          -------------
    BUILDING--5.0%
    --------------
          25,500   American Standard
                     Companies, Inc.* ..................      1,241,531
          15,000   Black & Decker Corporation ..........        774,375
                                                          -------------
                                                              2,015,906
                                                          -------------
    CHEMICALS--3.3%
    ---------------
           6,000   E.I. du Pont de Nemours &
                     Company ...........................        436,875
          12,500   Imperial Chemical Industries,
                     PLC, ADR ..........................        908,594
                                                          -------------
                                                              1,345,469
                                                          -------------
    CONGLOMERATES/DIVERSIFIED--3.9%
    -------------------------------
          40,000   Allegheny Teledyne, Inc. .............     1,015,000
          15,000   Fortune Brands, Inc. .................       553,125
                                                          -------------
                                                              1,568,125
                                                          -------------
    CONTAINERS--1.3%
    ----------------
          10,000   Crown Cork & Seal
                     Company, Inc. ......................       520,625
                                                          -------------
    DATA PROCESSING--1.3%
    ---------------------
            9,000  Lexmark International
                     Group, Inc., Class "A"(c)* .........       520,875
                                                          -------------
    ELECTRONICS/ELECTRIC--6.9%
    --------------------------
          22,000   General Signal Corporation ...........       968,000
          20,000   Philips Electronics N.V.,
                     NY Shares, ADR .....................     1,800,000
                                                          -------------
                                                              2,768,000
                                                          -------------
    FINANCE--6.2%
    -------------
          10,000   Fannie Mae ...........................       598,750
           8,000   Freddie Mac ..........................       370,500
          26,000   SLM Holding Corporation ..............     1,109,875
          21,000   Walter Industries, Inc.* .............       433,125
                                                          -------------
                                                              2,512,250
                                                          -------------
    GLASS/PRODUCTS--0.9%
    --------------------
          10,000   Libbey, Inc. .........................       377,500
                                                          -------------


                                                             MARKET
          SHARES                                              VALUE
          ------                                             ------
COMMON STOCKS (CONTINUED)
-------------------------

    HEALTH CARE CENTERS--4.3%
    -------------------------
          52,500   Columbia/HCA Healthcare
                     Corporation .........................$   1,729,218
                                                          -------------
    HOUSEHOLD PRODUCTS--3.8%
    ------------------------
          15,500   Sunbeam Corporation ....................     389,438
          42,000   Tupperware Corporation .................   1,136,625
                                                          -------------
                                                              1,526,063
                                                          -------------
    INSURANCE--5.3%
    ---------------
          15,000   Aetna, Inc. ...........................    1,212,188
           4,000   Allstate Corporation ..................      385,000
          12,500   Travelers Property Casualty
                     Corporation, Class "A" ..............      525,000
                                                          -------------
                                                              2,122,188
                                                          -------------
    MACHINERY--1.5%
    ---------------
          22,000   Harnischfeger Industries, Inc. .........    621,500
                                                          ------------
    MANUFACTURING/DISTRIBUTIONS--3.1
    --------------------------------
          34,500   Essex International, Inc.* .............  1,237,687
                                                            ----------
    MEDICAL EQUIPMENT/SUPPLY--2.5%
    ------------------------------
          20,000   Bausch & Lomb, Inc. ...................     988,750
                                                          ------------
    OFFICE EQUIPMENT--2.4%
    ----------------------
          12,700   Hewlett-Packard Company ................    956,469
                                                          ------------
    OIL & GAS--10.8%
    ----------------
          21,000   Ashland, Inc. .........................   1,110,375
          10,000   British Petroleum Company,
                     PLC, Sponsored ADR ...................    945,000
          12,000   Exxon Corporation ......................    875,250
          18,000   Royal Dutch Petroleum
                     Company, NY Shares, ADR .............   1,018,125
           9,200   Sonat, Inc. ...........................     408,250
                                                          ------------
                                                             4,357,000
                                                          ------------
    PAPER/PRODUCTS--2.2%
    --------------------
          15,500   Schweitzer-Mauduit
                     International, Inc. ................      515,375
          28,000   Unisource Worldwide, Inc. ............      355,250
                                                          ------------
                                                               870,625
                                                          ------------
    PHARMACEUTICAL--0.5%
    --------------------
           5,000   Teva Pharmaceutical Industries,
                     Ltd., Sponsored ADR .................     213,750
                                                          ------------
    POLLUTION CONTROL--2.7%
    -----------------------
          32,500   Waste Management, Inc. ................   1,088,750
                                                          ------------
    REAL ESTATE/LAND DEVELOPMENT--2.3%
    ----------------------------------
          30,000   Security Capital Group, Inc.,
                     Class "B"* ..........................     907,500
                                                          ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST - VALUE EQUITY FUND
                              INVESTMENT PORTFOLIO
                                 APRIL 30, 1998
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------


                                                             MARKET
          SHARES                                              VALUE
          ------                                             ------

COMMON STOCKS (CONTINUED)
-------------------------

    RETAIL STORES--4.2%
    -------------------
           9,000   Federated Department
                     Stores, Inc.* .......................$   442,688
          45,000   Toys "R" Us, Inc.* ....................  1,240,312
                                                          -----------
                                                            1,683,000
                                                          -----------
    SECURITIES--2.4%
    ----------------
           8,800   Standard and Poor's
                     Depository Receipts .................    980,100
                                                          -----------
    STEEL/IRON--0.9%
    ----------------
          13,000   British Steel PLC,
                     Sponsored ADR .......................    353,438
                                                          -----------
    TELECOMMUNICATIONS--2.4%
    ------------------------
          15,000   BellSouth Corporation .................    962,813
                                                          -----------
    TOBACCO--9.6%
    -------------
          54,000   DIMON, Inc. ...........................    789,750
          32,000   Philip Morris Companies, Inc. .........  1,194,000
          35,300   RJR Nabisco Holdings
                     Corporation .........................    981,781
          32,500   UST, Inc. .............................    895,781
                                                          -----------
                                                            3,861,312
                                                          -----------
    UTILITIES-GAS--0.4%
    -------------------
           6,000   Central & South West
                     Corporation .........................    156,375
                                                          -----------
  Total Common Stock (cost $35,862,244).............       39,301,538
                                                          -----------


                                                             MARKET
                                                              VALUE
                                                             ------

REPURCHASE AGREEMENT--3.2(a)
----------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated April 30,
1998 @ 5.47% to be repurchased at
$1,287,196
on May 1, 1998, collateralized by
$1,150,000
United States Treasury Notes, 7.125% due
February 15, 2023, (market value $1,325,460
including interest) (cost $1,287,000)..................   $    1,287,000
                                                          --------------
TOTAL INVESTMENT PORTFOLIO EXCLUDING
  COVERED CALL OPTIONS WRITTEN
  (cost $37,149,244)(b), 101.0%(a).....................       40,588,538
                                                          --------------


          SHARES
          ------

COVERED CALL OPTIONS WRITTEN--(0.1%)(a)
---------------------------------------
           9,000   Lexmark International
                     Group, Inc., Class "A",
                     June 1998 @ 55 ....................         (48,375)
                                                          --------------
TOTAL COVERED CALL OPTIONS WRITTEN
  (premiums received $36,179)(b) (0.1%)(a)...............        (48,375)
OTHER ASSETS AND LIABILITIES, net (0.9%)(a) .............       (370,490)
                                                          --------------
NET ASSETS, 100.0% ...................................... $   40,169,673
                                                          ==============

----------
 * Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $3,427,098, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $4,457,862 and aggregate gross unrealized depreciation for all securities in which there is an excess tax cost over market value of $1,030,764.
(c) A portion of these shares were held by the custodian in connection with covered call options written.
ADR--American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            EAGLE           GROWTH
                                                                        INTERNATIONAL       EQUITY
                                                                      EQUITY PORTFOLIO       FUND
                                                                     ------------------ --------------
ASSETS
------
Investments, at market value (identified cost $38,413,716,
 $40,329,591, $25,486,164, $292,213,310, and $35,862,244,
 respectively) (Note 1) ............................................    $46,731,242      $60,393,406
Repurchase agreement (identified cost $0, $2,494,000, $254,000,
 $20,136,000, and $1,287,000, respectively) (Note 1) ...............             --        2,494,000
Cash ...............................................................             --              918
Foreign currency (cost $542,499)....................................        542,586               --
Receivables:
 Investments sold ..................................................      5,519,833               --
 Fund shares sold ..................................................        216,156          432,922
 Dividends and interest ............................................        191,308           35,041
 Foreign taxes recoverable .........................................         58,017               --
Deferred organization expenses (Note 1) ............................         20,800           14,165
Deferred state qualification expenses (Note 1) .....................         32,052           25,846
                                                                        -----------      -----------
     Total assets ..................................................    $53,311,994      $63,396,298
                                                                        -----------      -----------
LIABILITIES
-----------
Payables (Note 4):
 Investments purchased .............................................    $ 4,948,700      $        --
 Fund shares redeemed ..............................................             --           27,146
 Accrued management fee ............................................        236,878           38,382
 Accrued distribution fee ..........................................         34,599           30,913
 Unrealized depreciation of forward currency contracts .............         61,908               --
 Other accrued expenses ............................................        402,003           51,670
Covered call options written, at market value (premiums received
 $36,179)...........................................................             --               --
                                                                        -----------      -----------
     Total Liabilities .............................................    $ 5,684,088      $   148,111
                                                                        -----------      -----------
Net assets, at market value ........................................    $47,627,906      $63,248,187
                                                                        ===========      ===========
NET ASSETS
----------
Net assets consist of:
 Paid-in capital ...................................................    $38,730,134      $43,380,598
 Undistributed net investment income (loss) (Note 1) ...............       (166,185)        (195,969)
 Accumulated net realized gain (loss) (Notes 1 and 5) ..............        809,809             (257)
 Net unrealized appreciation on investments, covered call
  options written and other assets and liabilities denominated in
  foreign currencies ...............................................      8,254,148       20,063,815
                                                                        -----------      -----------
Net assets, at market value ........................................    $47,627,906      $63,248,187
                                                                        ===========      ===========
Net assets, at market value
 Class A Shares ....................................................      7,395,471       33,171,440
 Class B Shares ....................................................        117,076        1,465,494
 Class C Shares ....................................................      5,250,377       28,611,253
 Eagle Shares ......................................................     34,864,982               --
                                                                        -----------      -----------
     Total .........................................................    $47,627,906      $63,248,187
                                                                        ===========      ===========
Shares of beneficial interest outstanding
 Class A Shares ....................................................        269,681        1,166,447
 Class B Shares ....................................................          4,320           52,487
 Class C Shares ....................................................        193,724        1,025,016
 Eagle Shares ......................................................      1,280,264               --
                                                                        -----------      -----------
     Total .........................................................      1,747,989        2,243,950
                                                                        ===========      ===========
Net Asset Value -- offering and redemption price per share
 (Notes 1 and 2)
 Class A Shares ....................................................    $     27.42      $     28.44
                                                                        ===========      ===========
  Maximum offering price per share (100/95.25 of $27.42,
   $28.44, $16.61, $31.22 and $21.13, respectively) ................    $     28.79      $     29.86
                                                                        ===========      ===========
 Class B Shares ....................................................    $     27.10      $     27.92
                                                                        ===========      ===========
 Class C Shares ....................................................    $     27.10      $     27.91
                                                                        ===========      ===========
 Eagle Shares ......................................................    $     27.23
                                                                        ===========

                                                                         MID CAP       SMALL CAP          VALUE
                                                                         GROWTH          STOCK           EQUITY
                                                                          FUND            FUND            FUND
                                                                     -------------- --------------- ----------------
ASSETS
------
Investments, at market value (identified cost $38,413,716,
 $40,329,591, $25,486,164, $292,213,310, and $35,862,244,
 respectively) (Note 1) ............................................  $28,295,319    $373,394,200     $ 39,301,538
Repurchase agreement (identified cost $0, $2,494,000, $254,000,
 $20,136,000, and $1,287,000, respectively) (Note 1) ...............      254,000      20,136,000        1,287,000
Cash ...............................................................          975             233              741
Foreign currency (cost $542,499)....................................           --              --               --
Receivables:
 Investments sold ..................................................      309,035       5,823,068               --
 Fund shares sold ..................................................      316,233       1,675,642           71,804
 Dividends and interest ............................................        1,119         106,101           21,780
 Foreign taxes recoverable .........................................           --              --               --
Deferred organization expenses (Note 1) ............................       31,494              --           17,670
Deferred state qualification expenses (Note 1) .....................       32,052          40,240           26,637
                                                                      -----------    ------------     ------------
     Total assets ..................................................  $29,240,227    $401,175,484     $ 40,727,170
                                                                      -----------    ------------     ------------
LIABILITIES
-----------
Payables (Note 4):
 Investments purchased .............................................  $        --    $ 10,830,635     $    310,053
 Fund shares redeemed ..............................................       30,407         366,520          119,523
 Accrued management fee ............................................      124,316         250,364           25,003
 Accrued distribution fee ..........................................       11,815         156,271           19,300
 Unrealized depreciation of forward currency contracts .............           --              --               --
 Other accrued expenses ............................................       60,066         159,672           35,243
Covered call options written, at market value (premiums received
 $36,179)...........................................................           --              --           48,375
                                                                      -----------    ------------     ------------
     Total Liabilities .............................................  $   226,604    $ 11,763,462     $    557,497
                                                                      -----------    ------------     ------------
Net assets, at market value ........................................  $29,013,623    $389,412,022     $ 40,169,673
                                                                      ===========    ============     ============
NET ASSETS
----------
Net assets consist of:
 Paid-in capital ...................................................  $25,411,720    $294,586,519     $ 34,721,865
 Undistributed net investment income (loss) (Note 1) ...............     (106,036)       (877,015)          19,054
 Accumulated net realized gain (loss) (Notes 1 and 5) ..............      898,784      14,521,628        2,001,656
 Net unrealized appreciation on investments, covered call
  options written and other assets and liabilities denominated in
  foreign currencies ...............................................    2,809,155      81,180,890        3,427,098
                                                                      -----------    ------------     ------------
Net assets, at market value ........................................  $29,013,623    $389,412,022     $ 40,169,673
                                                                      ===========    ============     ============
Net assets, at market value
 Class A Shares ....................................................   18,616,308     263,697,244       22,429,876
 Class B Shares ....................................................    1,636,130       6,630,919          465,514
 Class C Shares ....................................................    8,761,185     119,083,859       17,274,283
 Eagle Shares ......................................................           --              --               --
                                                                      -----------    ------------     ------------
     Total .........................................................  $29,013,623    $389,412,022     $ 40,169,673
                                                                      ===========    ============     ============
Shares of beneficial interest outstanding
 Class A Shares ....................................................    1,120,611       8,447,522        1,061,469
 Class B Shares ....................................................       98,864         217,492           22,281
 Class C Shares ....................................................      529,165       3,905,554          826,855
 Eagle Shares ......................................................           --              --               --
                                                                      -----------    ------------     ------------
     Total .........................................................    1,748,640      12,570,568        1,910,605
                                                                      ===========    ============     ============
Net Asset Value -- offering and redemption price per share
 (Notes 1 and 2)
 Class A Shares ....................................................  $     16.61    $      31.22     $      21.13
                                                                      ===========    ============     ============
  Maximum offering price per share (100/95.25 of $27.42,
   $28.44, $16.61, $31.22 and $21.13, respectively) ................  $     17.44    $      32.78     $      22.18
                                                                      ===========    ============     ============
 Class B Shares ....................................................  $     16.55    $      30.49     $      20.89
                                                                      ===========    ============     ============
 Class C Shares ....................................................  $     16.56    $      30.49     $      20.89
                                                                      ===========    ============     ============
 Eagle Shares ......................................................

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                             STATEMENT OF OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1998
                                   (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      EAGLE           GROWTH
                                                                  INTERNATIONAL       EQUITY
                                                                EQUITY PORTFOLIO       FUND
                                                               ------------------ -------------
INVESTMENT INCOME
-----------------
Income:
 Dividends ...................................................     $ 383,452(a)    $   185,995
 Interest ....................................................         5,749(b)         61,770
                                                                   ----------      -----------
     Total income ............................................       389,201           247,765
Expenses (Notes 1 and 4):
 Management fee ..............................................       215,982           190,614
 Distribution fee (Class A Shares) ...........................         4,522            34,626
 Distribution fee (Class B Shares) ...........................            20             2,015
 Distribution fee (Class C Shares) ...........................         3,009           113,633
 Distribution fee (Eagle Shares) .............................         3,202                --
 Shareholder servicing fees ..................................            --            22,713
 Shareholder servicing fees (Class A Shares) .................         8,103                --
 Shareholder servicing fees (Class B Shares) .................           156                --
 Shareholder servicing fees (Class C Shares) .................        21,615                --
 Shareholder servicing fees (Eagle Shares) ...................       161,800                --
 Professional fees ...........................................        33,679            20,911
 Custodian/Fund accounting fees ..............................        72,873            23,177
 Federal registration fees ...................................            --             3,159
 Amortization of state qualification expenses ................        20,967            18,056
 Organization expenses .......................................         5,200             2,833
 Reports to shareholders .....................................        14,192             6,320
 Trustees' fees and expenses .................................         4,435             4,235
 Insurance expense ...........................................         2,072             1,270
 Other .......................................................           359               172
                                                                   ----------      -----------
     Total expenses before waiver ............................       572,186           443,734
     Fees waived by Eagle/Manager (Note 4) ...................       (30,140)               --
                                                                   ----------      -----------
     Total expenses after waiver .............................       542,046           443,734
                                                                   ----------      -----------
Net investment income (loss) .................................      (152,845)         (195,969)
                                                                   ----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain from investment transactions ...............       906,977               176
Net realized loss from foreign currency transactions .........       (80,408)               --
Net increase in unrealized depreciation of investments
 during the period ...........................................     6,023,119        10,058,365
Net increase in unrealized depreciation of covered call
 options written during the period ...........................            --                --
Net increase in unrealized appreciation from foreign
 currency during the period ..................................       284,757                --
                                                                   ----------      -----------
     Net gain on investments .................................     7,134,445        10,058,541
                                                                   ----------      -----------
Net increase in net assets resulting
 from operations .............................................     $6,981,600      $ 9,862,572
                                                                   ==========      ===========

                                                                   MID CAP       SMALL CAP        VALUE
                                                                   GROWTH          STOCK          EQUITY
                                                                    FUND*           FUND           FUND
                                                               -------------- --------------- -------------
INVESTMENT INCOME
-----------------
Income:
 Dividends ...................................................   $   36,229     $   987,585    $  323,013
 Interest ....................................................       41,309         603,127        54,949
                                                                 ----------     -----------    ----------
     Total income ............................................       77,538       1,590,712       377,962
Expenses (Notes 1 and 4):
 Management fee ..............................................       74,908       1,348,165       143,011
 Distribution fee (Class A Shares) ...........................       17,046         299,745        26,912
 Distribution fee (Class B Shares) ...........................        2,418          10,065           647
 Distribution fee (Class C Shares) ...........................       29,276         505,861        82,387
 Distribution fee (Eagle Shares) .............................           --              --            --
 Shareholder servicing fees ..................................       10,285         148,391        16,056
 Shareholder servicing fees (Class A Shares) .................           --              --            --
 Shareholder servicing fees (Class B Shares) .................           --              --            --
 Shareholder servicing fees (Class C Shares) .................           --              --            --
 Shareholder servicing fees (Eagle Shares) ...................           --              --            --
 Professional fees ...........................................       25,143          26,006        14,309
 Custodian/Fund accounting fees ..............................       21,115          47,041        28,407
 Federal registration fees ...................................        7,496          17,888           702
 Amortization of state qualification expenses ................       18,476          26,749         9,471
 Organization expenses .......................................        3,499           5,000         5,301
 Reports to shareholders .....................................        5,500          23,333         5,329
 Trustees' fees and expenses .................................        4,072           4,235         4,271
 Insurance expense ...........................................          328           4,138         1,890
 Other .......................................................          125           1,110           218
                                                                 ----------     -----------    ----------
     Total expenses before waiver ............................      219,687       2,467,727       338,911
     Fees waived by Eagle/Manager (Note 4) ...................      (36,113)             --            --
                                                                 ----------     -----------    ----------
     Total expenses after waiver .............................      183,574       2,467,727       338,911
                                                                 ----------     -----------    ----------
Net investment income (loss) .................................     (106,036)       (877,015)       39,051
                                                                 ----------     -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain from investment transactions ...............      898,784      15,313,916     2,083,384
Net realized loss from foreign currency transactions .........           --              --            --
Net increase in unrealized depreciation of investments
 during the period ...........................................    2,809,155      16,819,011     1,416,922
Net increase in unrealized depreciation of covered call
 options written during the period ...........................           --              --       (12,196)
Net increase in unrealized appreciation from foreign
 currency during the period ..................................           --              --            --
                                                                 ----------     -----------    ----------
     Net gain on investments .................................    3,707,939      32,132,927     3,488,110
                                                                 ----------     -----------    ----------
Net increase in net assets resulting
 from operations .............................................   $3,601,903     $31,255,912    $3,527,161
                                                                 ==========     ===========    ==========

----------
 * For the period November 6, 1997 (commencement of operations) to April 30,
   1998.
(a) Net of $39,645 foreign withholding taxes.
(b) Net of $369 foreign withholding taxes.


    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      FOR THE SIX MONTH
                                                                                        PERIOD ENDED
                                                                                       APRIL 30, 1998    FOR THE YEAR ENDED
                                                                                         (UNAUDITED)      OCTOBER 31, 1997
                                                                                      -----------------  ------------------
EAGLE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------
Increase (decrease) in net assets:
Operations:
 Net investment loss ...............................................................    $  (152,845)        $  (131,673)
 Net realized gain on investment transactions ......................................        906,977           1,149,279
 Net realized gain (loss) from foreign currency transactions .......................        (80,408)            200,478
 Net increase in unrealized appreciation of investments during the period ..........      6,023,119           1,394,725
 Net increase (decrease) in unrealized appreciation from foreign currency
  during the period ................................................................        284,757            (142,713)
                                                                                        -----------         -----------
 Net increase in net assets resulting from operations ..............................      6,981,600           2,470,096
                                                                                        -----------         -----------
Distributions to shareholders from:
 Net investment income Class A Shares, ($0.05 and $0.44 per share, respectively)....        (13,340)            (62,318)
 Net investment income Class C Shares, ($0.34 per share)............................             --             (18,908)
 Net investment income Eagle Shares, ($0.31 per share)..............................             --            (318,525)
 Net realized gains Class A Shares, ($0.62 and $0.17 per share, respectively).......       (155,218)            (23,850)
 Net realized gains Class C Shares, ($0.62 and $0.17 per share, respectively).......       (102,719)             (9,263)
 Net realized gains Eagle Shares, ($0.62 and $0.17 per share, respectively).........       (808,740)           (172,431)
Increase in net assets from Fund share transactions (Note 2) .......................        111,400          13,835,836
                                                                                        -----------         -----------
Increase in net assets .............................................................      6,012,983          15,700,637
Net assets, beginning of period ....................................................     41,614,923          25,914,286
                                                                                        -----------         -----------
Net assets, end of period (including accumulated net investment loss of $166,185 and
 distribution in excess of net investment income of $40,256, respectively)..........    $47,627,906         $41,614,923
                                                                                        ===========         ===========

                                                                             FOR THE SIX MONTH
                                                                               PERIOD ENDED
                                                                              APRIL 30, 1998    FOR THE YEAR ENDED
                                                                                (UNAUDITED)      OCTOBER 31, 1997
                                                                             -----------------  ------------------
GROWTH EQUITY FUND
------------------
Increase (decrease) in net assets:
Operations:
 Net investment loss ......................................................    $  (195,969)        $  (185,188)
 Net realized gain on investment transactions .............................            176             818,812
 Net increase in unrealized appreciation of investments during the period .     10,058,365           7,556,848
                                                                               -----------         -----------
 Net increase in net assets resulting from operations .....................      9,862,572           8,190,472
                                                                               -----------         -----------
Distribution to shareholders from:
 Net realized gains Class A Shares ($0.32 per share).......................       (324,393)                 --
 Net realized gains Class C Shares ($0.32 per share).......................       (263,908)                 --
Increase in net assets from Fund share transactions (Note 2) ..............     11,181,314          17,355,665
                                                                               -----------         -----------
Increase in net assets ....................................................     20,455,585          25,546,137
Net assets, beginning of period ...........................................     42,792,602          17,246,465
                                                                               -----------         -----------
Net assets, end of period (including accumulated net investment loss of
 $195,969 as of April 30, 1998)............................................    $63,248,187         $42,792,602
                                                                               ===========         ===========

                                                                                           FOR THE
                                                                                   PERIOD NOVEMBER 6, 1997
                                                                               (COMMENCEMENT OF OPERATIONS) TO
                                                                                       APRIL 30, 1998
                                                                                         (UNAUDITED)
                                                                               --------------------------------
MID CAP GROWTH FUND
-------------------
Increase (decrease) in net assets:
Operations:
 Net investment loss ......................................................             $  (106,036)
 Net realized gain on investment transactions .............................                 898,784
 Net increase in unrealized appreciation of investments during the period .               2,809,155
                                                                                        -----------
 Net increase in net assets resulting from operations .....................               3,601,903
Increase in net assets from Fund share transactions (Note 2) ..............              25,411,720
                                                                                        -----------
Increase in net assets ....................................................              29,013,623
Net assets, beginning of period ...........................................                      --
                                                                                        -----------
Net assets, end of period (including accumulated net investment loss of
 $106,036 as of April 30, 1998)............................................             $29,013,623
                                                                                        ===========

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
                                   (CONTINUED)
--------------------------------------------------------------------------------

                                                                                FOR THE SIX MONTH
                                                                                  PERIOD ENDED
                                                                                 APRIL 30, 1998    FOR THE YEAR ENDED
                                                                                   (UNAUDITED)      OCTOBER 31, 1997
                                                                                -----------------  ------------------
SMALL CAP STOCK FUND
--------------------
Increase (decrease) in net assets:
Operations:
 Net investment loss .........................................................   $    (877,015)      $   (560,143)
 Net realized gain on investment transactions ................................      15,313,916         18,888,445
 Net increase in unrealized appreciation of investments during the period ....      16,819,011         42,301,556
                                                                                 -------------       ------------
 Net increase in net assets resulting from operations ........................      31,255,912         60,629,858
Distributions to shareholders from:
 Net realized gains Class A Shares, ($1.73 and $1.88 per share, respectively).     (13,224,157)        (7,806,517)
 Net realized gains Class C Shares, ($1.73 and $1.88 per share, respectively).      (5,439,644)        (2,105,065)
Increase in net assets from Fund share transactions (Note 2) .................      64,470,264        140,852,503
                                                                                 -------------       ------------
Increase in net assets .......................................................      77,062,375        191,570,779
Net assets, beginning of period ..............................................     312,349,647        120,778,868
                                                                                 -------------       ------------
Net assets, end of period (including accumulated net investment loss of
 $877,015 as of April 30, 1998)...............................................   $ 389,412,022       $312,349,647
                                                                                 =============       ============

                                                                                     FOR THE SIX MONTH
                                                                                       PERIOD ENDED
                                                                                      APRIL 30, 1998    FOR THE YEAR ENDED
                                                                                        (UNAUDITED)      OCTOBER 31, 1997
                                                                                     -----------------  ------------------
VALUE EQUITY FUND
-----------------
Increase (decrease) in net assets:
Operations:
 Net investment income ............................................................    $     39,051        $   205,245
 Net realized gain on investment transactions .....................................       2,083,384          7,282,605
 Net increase (decrease) in unrealized appreciation of investments
  during the period ...............................................................       1,404,726            (39,985)
                                                                                       ------------        -----------
 Net increase in net assets resulting from operations .............................       3,527,161          7,447,865
                                                                                       ------------        -----------
Distributions to shareholders from:
 Net investment income Class A Shares, ($0.20 and $0.15 per share, respectively)...        (171,437)          (117,148)
 Net investment income Class C Shares, ($0.05 and $0.03 per share, respectively)...         (31,101)           (17,648)
 Net realized gains Class A Shares, ($4.90 and $1.30 per share, respectively)......      (4,141,639)          (990,566)
 Net realized gains Class C Shares, ($4.90 and $1.30 per share, respectively)......      (3,207,817)          (665,431)
Increase in net assets from Fund share transactions (Note 2) ......................       7,670,099          5,193,588
                                                                                       ------------        -----------
Increase in net assets ............................................................       3,645,266         10,850,660
Net assets, beginning of period ...................................................      36,524,407         25,673,747
                                                                                       ------------        -----------
Net assets, end of period (including undistributed net investment income of $19,054
 and $182,541, respectively).......................................................    $ 40,169,673        $36,524,407
                                                                                       ============        ===========

    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
          HERITAGE SERIES TRUST - EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                   CLASS A SHARES*
                               -------------------------------------------------------
                                    FOR THE
                                   SIX MONTH
                                    PERIOD
                                     ENDED                FOR THE YEARS ENDED
                                   APRIL 30,                  OCTOBER 31,
                                     1998       --------------------------------------
                                  (UNAUDITED)         1997        1996/dagger//dagger/
                              ---------------   --------------   ---------------------
Net asset value, beginning
 of period ...................    $   23.97        $   22.25           $   21.11
                                  ---------        ---------           ---------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) ..................       ( 0.02)            0.05                0.10
 Net realized and
  unrealized gain on
  investments ................         4.14             2.28                1.04
                                  ---------        ---------           ---------
 Total from Investment
  Operations .................         4.12             2.33                1.14
                                  ---------        ---------           ---------
Less Distributions:
 Dividends from net
  investment income ..........       ( 0.05)          ( 0.44)                 --
 Distributions from net
  realized gains .............       ( 0.62)          ( 0.17)                 --
                                  ---------        ---------           ---------
 Total Distributions .........       ( 0.67)          ( 0.61)                 --
                                  ---------        ---------           ---------
Net asset value, end
 of period ...................    $   27.42        $   23.97           $   22.25
                                  =========        =========           =========
Total Return(%)(d) ...........        17.58 (c)        10.71 (e)            5.40 (c)
Ratios (%)/ Supplemental
 Data:
 Operating expenses, net,
  to average daily net
  assets(a) ..................         1.96 (b)         1.97                1.97 (b)
 Net investment income
  (loss) to average daily
  net assets .................       ( 0.14)(b)         0.22                0.44 (b)
 Portfolio turnover rate......           32 (c)           50                  59
 Net assets, end of
  period ($ millions).........            7                6                   3

                                      CLASS B SHARES*                            CLASS C SHARES*
                               ----------------------------- -------------------------------------------------------
                                                                  FOR THE
                                          FOR THE                SIX MONTH
                                           PERIOD                 PERIOD
                                           ENDED                   ENDED                FOR THE YEARS ENDED
                                         APRIL 30,               APRIL 30,                  OCTOBER 31,
                                1998/dagger//dagger//dagger/       1998       --------------------------------------
                                        (UNAUDITED)             (UNAUDITED)         1997        1996/dagger//dagger/
                               ----------------------------- --------------   --------------   ---------------------
Net asset value, beginning
 of period ...................          $   23.95               $   23.73        $   22.12           $   21.11
                                        ---------               ---------        ---------           ---------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) ..................               0.01                  ( 0.11)          ( 0.13)             ( 0.07)
 Net realized and
  unrealized gain on
  investments ................               3.14                    4.10             2.25                1.08
                                        ---------               ---------        ---------           ---------
 Total from Investment
  Operations .................               3.15                    3.99             2.12                1.01
                                        ---------               ---------        ---------           ---------
Less Distributions:
 Dividends from net
  investment income ..........                 --                      --           ( 0.34)                 --
 Distributions from net
  realized gains .............                 --                  ( 0.62)          ( 0.17)                 --
                                        ---------               ---------        ---------           ---------
 Total Distributions .........                 --                  ( 0.62)          ( 0.51)                 --
                                        ---------               ---------        ---------           ---------
Net asset value, end
 of period ...................          $   27.10               $   27.10        $   23.73           $   22.12
                                        =========               =========        =========           =========
Total Return(%)(d) ...........              13.11 (c)               17.15 (c)         9.79 (e)            4.78 (c)
Ratios (%)/ Supplemental
 Data:
 Operating expenses, net,
  to average daily net
  assets(a) ..................               2.71 (b)                2.71 (b)         2.72                2.72 (b)
 Net investment income
  (loss) to average daily
  net assets .................               0.22 (b)              ( 0.87)(b)       ( 0.52)             ( 0.32)(b)
 Portfolio turnover rate......                 32(c)                   32 (c)           50                  59
 Net assets, end of
  period ($ millions).........               0.1                        5                4                   1

                                                       EAGLE SHARES*
                               --------------------------------------------------------------
                                    FOR THE
                                   SIX MONTH
                                    PERIOD
                                     ENDED                   FOR THE YEARS ENDED
                                   APRIL 30,                     OCTOBER 31,
                                     1998       ---------------------------------------------
                                  (UNAUDITED)         1997           1996      1995/dagger/
                               --------------   ---------------  ----------  ----------------
Net asset value, beginning
 of period ...................    $   23.83        $   22.14      $  20.79      $   20.00
                                  ---------        ---------      --------      ---------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) ..................       ( 0.10)          ( 0.11)       ( 0.01)        ( 0.03)
 Net realized and
  unrealized gain on
  investments ................         4.12             2.28          1.84           0.82
                                  ---------        ---------      --------      ---------
 Total from Investment
  Operations .................         4.02             2.17          1.83           0.79
                                  ---------        ---------      --------      ---------
Less Distributions:
 Dividends from net
  investment income ..........           --           ( 0.31)       ( 0.01)            --
 Distributions from net
  realized gains .............       ( 0.62)          ( 0.17)       ( 0.47)            --
                                  ---------        ---------      --------      ---------
 Total Distributions .........       ( 0.62)          ( 0.48)       ( 0.48)            --
                                  ---------        ---------      --------      ---------
Net asset value, end
 of period ...................    $   27.23        $   23.83      $  22.14      $   20.79
                                  =========        =========      ========      =========
Total Return(%)(d) ...........        17.21 (c)         9.98 (e)      8.93           3.95 (c)
Ratios (%)/ Supplemental
 Data:
 Operating expenses, net,
  to average daily net
  assets(a) ..................         2.59 (b)         2.60          2.60           2.60 (b)
 Net investment income
  (loss) to average daily
  net assets .................       ( 0.80)(b)       ( 0.47)       ( 0.02)        ( 0.33)(b)
 Portfolio turnover rate......           32 (c)           50            59             61
 Net assets, end of
  period ($ millions).........           35               32            22             10

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
 /dagger/ For the period May 1, 1995 (commencement of operations) to October
          31, 1995.
 /dagger//dagger/ For the period December 27, 1995 (commencement of Class A and
                  Class C Shares) to October 31, 1996.
/dagger//dagger//dagger/ For the period January 2, 1998 (commencement of Class
                         B Shares) to April 30, 1998.
(a) Excludes management fees waived by the Eagle in the amount of $.02, $.06 and $.16 per Class A Share, respectively. The operating expense ratio including such items would have been 2.10% (annualized), 2.23% and 2.69% (annualized) for Class A Shares, respectively. Excludes management fees waived by the Eagle in the amount of $.02 per Class B Share. The operating expense ratio including such items would have been 2.85% (annualized) for Class B Shares. Excludes management fees waived by the Eagle in the amount of $.02, $.06, and $.16 per Class C Share, respectively. The operating expense ratio including such items would have been 2.85% (annualized), 2.98% and 3.44% (annualized) for Class C Shares, respectively. Excludes management fees waived and expenses reimbursed by the Eagle in the amount of $.02, $.06, $.16 and $.17 per Eagle Share, respectively. The operating expense ratios including such items would have been 2.73% (annualized), 2.86%, 3.31% and 5.09% (annualized) for Eagle Shares, respectively.
(b) Annualized.
(c)  Not annualized.
(d) Calculated without the imposition of a sales charge.
(e) These returns are calculated based on the published net asset value.


    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - GROWTH EQUITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                CLASS A SHARES*
                                                 -------------------------------------------
                                                    FOR THE SIX
                                                   MONTH PERIOD       FOR THE YEARS ENDED
                                                       ENDED              OCTOBER 31,
                                                  APRIL 30, 1998  --------------------------
                                                    (UNAUDITED)       1997      1996/dagger/
                                                 ---------------  ---------   --------------
Net asset value, beginning of period ...........    $   23.77      $  17.74      $   14.29
                                                    ---------      --------      ---------
Income from Investment Operations:
 Net investment loss(a) ........................       ( 0.05)       ( 0.07)        ( 0.03)
 Net realized and unrealized gain
  on investments ...............................         5.04          6.10           3.48
                                                    ---------      --------      ---------
Total from Investment Operations ...............         4.99          6.03           3.45
                                                    ---------      --------      ---------
Less Distributions:
 Distributions from net realized gains .........       ( 0.32)           --             --
                                                    ---------      --------      ---------
Net asset value, end of period .................    $   28.44      $  23.77      $   17.74
                                                    =========      ========      =========
Total Return (%)(d) ............................        21.22 (c)     33.99          24.14 (c)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets(a) ..........................         1.40 (b)      1.61           1.65 (b)
 Net investment income to average
  daily net assets .............................       ( 0.43)(b)    ( 0.35)        ( 0.19)(b)
 Portfolio turnover rate .......................           23 (c)        50             23 (c)
 Net assets, end of period ($ millions).........           33            24             12

                                                        CLASS B SHARES*                     CLASS C SHARES*
                                                ----------------------------- ----------------------------------------
                                                                                FOR THE SIX
                                                        FOR THE PERIOD          MONTH PERIOD      FOR THE YEARS ENDED
                                                             ENDED                 ENDED              OCTOBER 31,
                                                        APRIL 30, 1998         APRIL 30, 1998 -------------------------
                                                  (UNAUDITED)/dagger//dagger/   (UNAUDITED)       1997      1996/dagger/
                                                 ---------------------------  --------------- ----------- --------------
Net asset value, beginning of period ...........          $   24.33             $   23.42      $  17.61      $   14.29
                                                          ---------             ---------      --------      ---------
Income from Investment Operations:
 Net investment loss(a) ........................             ( 0.08)               ( 0.15)       ( 0.24)        ( 0.15)
 Net realized and unrealized gain
  on investments ...............................               3.67                  4.96          6.05           3.47
                                                          ---------             ---------      --------      ---------
Total from Investment Operations ...............               3.59                  4.81          5.81           3.32
                                                          ---------             ---------      --------      ---------
Less Distributions:
 Distributions from net realized gains .........                 --                ( 0.32)           --             --
                                                          ---------             ---------      --------      ---------
Net asset value, end of period .................          $   27.92             $   27.91      $  23.42      $   17.61
                                                          =========             =========      ========      =========
Total Return (%)(d) ............................              14.76 (c)             20.76 (c)     32.99          23.23 (c)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets(a) ..........................               2.15 (b)              2.15 (b)      2.36           2.40 (b)
 Net investment income to average
  daily net assets .............................             ( 1.17)(b)            ( 1.18)(b)    ( 1.14)        ( 0.96)(b)
 Portfolio turnover rate .......................                 23 (c)                23 (c)        50             23 (c)
 Net assets, end of period ($ millions).........                  1                    29            18              5

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since use of the undistributed income method does not correspond with results of operations.
/dagger/ For the period November 16, 1995 (commencement of operations) to
         October 31, 1996.
/dagger//dagger/ For the period January 2, 1998 (commencement of Class B
                 Shares) to April 30, 1998.
(a) Excludes management fees waived and expensed reimbursed by the Manager in the amount of $.11 per share, for the period ended October 31, 1996. The operating expense ratios including such items would have been 2.39% (annualized) for Class A Shares and 3.14% (annualized) for Class C Shares, respectively. The year ended October 31, 1997 includes recovery of previously waived management fees paid to the manager of $.01 per share. The operating expense ratios excluding such items would have been 1.54% for Class A Shares and 2.29% for Class C Shares.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                   HERITAGE SERIES TRUST - MID CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.


                                                               CLASS A SHARES*
                                                              ------------------
                                                               FOR THE PERIOD
                                                                    ENDED
                                                                APRIL 30, 1998
                                                             (UNAUDITED)/dagger/
                                                             -------------------

Net asset value, beginning of period ........................       $  14.29
                                                                    --------
Income from Investment Operations:
 Net investment loss(a) .....................................         ( 0.06)
 Net realized and unrealized gain on investments ............           2.38
                                                                    --------
Total from Investment Operations ............................           2.32
                                                                    --------
Net asset value, end of period ..............................       $  16.61
                                                                    ========
Total Return (%)(c)(d) ......................................          16.24
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets(a)(b) ....................................           1.60
 Net investment loss to average daily net assets(b) .........         ( 0.81)
 Portfolio turnover rate(c) .................................             48
 Net assets, end of period ($ millions)......................             19


                                                                     CLASS B SHARES*           CLASS C SHARES*
                                                              ----------------------------  --------------------
                                                                      FOR THE PERIOD           FOR THE PERIOD
                                                                          ENDED                     ENDED
                                                                      APRIL 30, 1998           APRIL 30, 1998
                                                               (UNAUDITED)/dagger//dagger/   (UNAUDITED)/dagger/
                                                              ----------------------------  --------------------
Net asset value, beginning of period ........................           $  14.42                  $  14.29
                                                                        --------                  --------
Income from Investment Operations:
 Net investment loss(a) .....................................             ( 0.08)                   ( 0.11)
 Net realized and unrealized gain on investments ............               2.21                      2.38
                                                                        --------                  --------
Total from Investment Operations ............................               2.13                      2.27
                                                                        --------                  --------
Net asset value, end of period ..............................           $  16.55                  $  16.56
                                                                        ========                  ========
Total Return (%)(c)(d) ......................................              14.77                     15.89
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets(a)(b) ....................................               2.35                      2.35
 Net investment loss to average daily net assets(b) .........             ( 1.78)                   ( 1.58)
 Portfolio turnover rate(c) .................................                 48                        48
 Net assets, end of period ($ millions)......................                  2                         9

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since use of the undistributed income method does not correspond with results of operations.
/dagger/ For the period November 6, 1997 (commencement of operations) to April
         30, 1998.
/dagger//dagger/ For the period January 2, 1998 (commencement of Class B
                 Shares) to April 30, 1998.
(a) Excludes management fees waived by the Manager in the amount of $.03 per share for Class A, B and C Shares. The operating expense ratios including such items would have been 1.96% (annualized), 2.71% (annualized), and 2.71% (annualized) for Class A, B and C Shares, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.


    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                  HERITAGE SERIES TRUST - SMALL CAP STOCK FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                             CLASS A SHARES
                            --------------------------------------------------------------------------------
                                 FOR THE
                                SIX MONTH
                                 PERIOD
                                  ENDED                            FOR THE YEARS ENDED
                                APRIL 30,                              OCTOBER 31,
                                  1998*      ---------------------------------------------------------------
                               (UNAUDITED)      1997*       1996*        1995        1994      1993/dagger/
                            --------------   ---------   ---------   ---------   ---------   --------------
Net asset value,
 beginning of period ......    $   30.39      $  24.08    $  18.86    $  16.20    $  15.57      $   14.29
                               ---------      --------    --------    --------    --------      ---------
Income from Investment
 Operations:
 Net investment
  income (loss)(a) ........       ( 0.04)       ( 0.02)     ( 0.05)       0.02      ( 0.01)        ( 0.01)
 Net realized and
  unrealized gain on
  investments .............         2.60          8.21        6.12        3.62        0.64           1.29
                               ---------      --------    --------    --------    --------      ---------
 Total from Investment
  Operations ..............         2.56          8.19        6.07        3.64        0.63           1.28
                               ---------      --------    --------    --------    --------      ---------
Less Distributions:
 Dividends from net
  investment income .......           --            --      ( 0.01)     ( 0.01)         --             --
 Distributions from net
  realized gains ..........       ( 1.73)       ( 1.88)     ( 0.84)     ( 0.97)         --             --
                               ---------      --------    --------    --------    --------      ---------
 Total Distributions ......       ( 1.73)       ( 1.88)     ( 0.85)     ( 0.98)         --             --
                               ---------      --------    --------    --------    --------      ---------
Net asset value, end
 of period ................    $   31.22      $  30.39    $  24.08    $  18.86    $  16.20      $   15.57
                               =========      ========    ========    ========    ========      =========
Total Return(%)(d) ........         9.09 (c)     36.68       33.18       23.97        4.05           8.96 (c)
Ratios (%)/
 Supplemental Data:
 Operating expenses,
  net, to average daily
  net assets(a) ...........         1.21 (b)      1.25        1.41        1.88        1.91           2.00 (b)
 Net investment
  income (loss) to
  average daily net
  assets ..................       ( 0.29)(b)    ( 0.09)     ( 0.21)       0.15      ( 0.07)        ( 0.15)(b)
 Portfolio turnover
  rate ....................           19 (c)        54          80          89          95             97
 Net assets, end of
  period ($ millions)......          264           222          96          57          42             40

                                       CLASS B SHARES                                    CLASS C SHARES
                            ------------------------------------  -------------------------------------------------------------
                                                                      FOR THE
                                           FOR THE                   SIX MONTH
                                           PERIOD                     PERIOD
                                            ENDED                      ENDED                   FOR THE YEARS ENDED
                                          APRIL 30,                  APRIL 30,                     OCTOBER 31,
                                            1998*                      1998*      ---------------------------------------------
                            (UNAUDITED)/dagger//dagger//dagger/    (UNAUDITED)      1997*       1996*     1995/dagger//dagger/
                            -----------------------------------  --------------   ---------   ---------   ---------------------
Net asset value,
 beginning of period ......              $   27.98                  $   29.83      $  23.84    $  18.79        $   15.67
                                         ---------                  ---------      --------    --------        ---------
Income from Investment
 Operations:
 Net investment
  income (loss)(a) ........                 ( 0.08)                    ( 0.15)       ( 0.23)     ( 0.22)          ( 0.02)
 Net realized and
  unrealized gain on
  investments .............                   2.59                       2.54          8.10        6.11             3.14
                                         ---------                  ---------      --------    --------        ---------
 Total from Investment
  Operations ..............                   2.51                       2.39          7.87        5.89             3.12
                                         ---------                  ---------      --------    --------        ---------
Less Distributions:
 Dividends from net
  investment income .......                     --                         --            --          --               --
 Distributions from net
  realized gains ..........                     --                     ( 1.73)       ( 1.88)     ( 0.84)              --
                                         ---------                  ---------      --------    --------        ---------
 Total Distributions ......                     --                     ( 1.73)       ( 1.88)     ( 0.84)              --
                                         ---------                  ---------      --------    --------        ---------
Net asset value, end
 of period ................              $   30.49                  $   30.49      $  29.83    $  23.84        $   18.79
                                         =========                  =========      ========    ========        =========
Total Return(%)(d) ........                   8.97 (c)                   8.68 (c)     35.63       32.22            19.91 (c)
Ratios (%)/
 Supplemental Data:
 Operating expenses,
  net, to average daily
  net assets(a) ...........                   1.98 (b)                   1.96 (b)      2.00        2.13             2.36 (b)
 Net investment
  income (loss) to
  average daily net
  assets ..................                 ( 1.06)(b)                 ( 1.04)(b)    ( 0.85)     ( 0.94)          ( 0.46)(b)
 Portfolio turnover
  rate ....................                     19 (c)                     19 (c)        54          80               89
 Net assets, end of
  period ($ millions)......                      7                        119            90          25                4

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
/dagger/ For the period May 7, 1993 (commencement of operations) to October
         31, 1993.
/dagger//dagger/ For the period April 3, 1995 (commencement of Class C Shares)
                  to October 31, 1995.
/dagger//dagger//dagger/ For the period January 2, 1998 (commencement of Class
                         B Shares) to April 30, 1998.
(a) Excludes management fees waived by the Manager of less than $.01 per share for the period ended October 31, 1993. The operating expense ratio including such items would have been 2.09% (annualized). The year ended October 31, 1994 includes recovery of previously waived management fees paid to the manager of less than $.01 per share.
(b) Annualized.
(c)  Not annualized.
(d) Does not reflect the imposition of sales charge.


    The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST - VALUE EQUITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                         CLASS A SHARES*
                                    -----------------------------------------------------------
                                         FOR THE
                                        SIX MONTH
                                         PERIOD
                                          ENDED                FOR THE YEARS ENDED
                                        APRIL 30,                  OCTOBER 31,
                                          1998       -----------------------------------------
                                       (UNAUDITED)       1997        1996      1995/dagger/
                                    --------------   ---------   ---------   --------------
Net asset value, beginning of
 period ...........................    $   24.27      $  20.27    $  18.00      $   14.29
                                       ---------      --------    --------      ---------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) .......................         0.06          0.22        0.17           0.08
 Net realized and unrealized
  gain on investments .............         1.90          5.23        2.76           3.63
                                       ---------      --------    --------      ---------
 Total from Investment
  Operations ......................         1.96          5.45        2.93           3.71
                                       ---------      --------    --------      ---------
Less Distributions:
 Dividends from net
  investment income ...............       ( 0.20)       ( 0.15)     ( 0.11)            --
 Distributions from net
  realized gains ..................       ( 4.90)       ( 1.30)     ( 0.55)            --
                                       ---------      --------    --------      ---------
 Total Distributions ..............       ( 5.10)       ( 1.45)     ( 0.66)            --
                                       ---------      --------    --------      ---------
Net asset value, end
 of period ........................    $   21.13      $  24.27    $  20.27      $   18.00
                                       =========      ========    ========      =========
Total Return(%)(d) ................         9.84 (c)     28.69       16.59          25.96 (c)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to
  average daily net assets(a) .....         1.45 (b)      1.61        1.65           1.65 (b)
 Net investment income to
  average daily net assets ........         0.53 (b)      0.96        0.89           1.05 (b)
 Portfolio turnover rate ..........           67 (c)       155         129             82
 Net assets, end of period
  ($ millions).....................           22            19          15             12


                                               CLASS B SHARES*
                                    ------------------------------------
                                                   FOR THE
                                                   PERIOD
                                                    ENDED
                                                  APRIL 30,
                                                    1998
                                     (UNAUDITED)/dagger//dagger//dagger/
                                    ------------------------------------

Net asset value, beginning of
 period ...........................              $   19.60
                                                 ---------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) .......................                 ( 0.02)
 Net realized and unrealized
  gain on investments .............                   1.31
                                                 ---------
 Total from Investment
  Operations ......................                   1.29
                                                 ---------
Less Distributions:
 Dividends from net
  investment income ...............                     --
 Distributions from net
  realized gains ..................                     --
                                                 ---------
 Total Distributions ..............                     --
                                                 ---------
Net asset value, end
 of period ........................              $   20.89
                                                 =========
Total Return(%)(d) ................                   6.58 (c)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to
  average daily net assets(a) .....                   2.25 (b)
 Net investment income to
  average daily net assets ........                  (0.37)(b)
 Portfolio turnover rate ..........                     67 (c)
 Net assets, end of period
  ($ millions).....................                   0.47


                                                           CLASS C SHARES*
                                    -------------------------------------------------------------
                                      FOR THE
                                      SIX MONTH
                                      PERIOD                    FOR THE YEARS ENDED
                                      ENDED                         OCTOBER 31,
                                      APRIL 30,      --------------------------------------------
                                        1998
                                     (UNAUDITED)       1997       1996       1995/dagger//dagger/
                                     -----------     -------     ------      --------------------
Net asset value, beginning of
 period ...........................  $   23.98      $   20.06   $   17.92    $   15.27
                                     ---------      ---------   ---------    ---------
Income from Investment
 Operations:
 Net investment income
  (loss)(a) .......................      (0.02)          0.05        0.02         0.01
 Net realized and unrealized
  gain on investments .............       1.88           5.20        2.74         2.64
                                     ---------      ---------   ---------    ---------
 Total from Investment
  Operations ......................       1.29           1.86        5.25         2.65
                                     ---------      ---------   ---------    ---------
Less Distributions:
 Dividends from net
  investment income ...............      (0.05)         (0.03)      (0.07)          --
 Distributions from net
  realized gains ..................      (4.90)         (1.30)      (.055)          --
                                     ---------      ---------   ---------    ---------
 Total Distributions ..............      (4.95)         (1.33)      (0.62)          --
                                     ---------      ---------   ---------    ---------
Net asset value, end
 of period ........................  $   20.89      $   23.98   $   20.06    $   17.92
                                     =========      =========   =========    =========
Total Return(%)(d) ................       9.40 (c)      27.79       15.65        17.35 (c)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to
  average daily net assets(a) .....       2.20 (b)       2.36        2.40         2.40 (b)
 Net investment income to
  average daily net assets ........      (0.22) (b)      0.21        0.13         0.28 (b)
 Portfolio turnover rate ..........         67 (c)        155         129           82
 Net assets, end of period
  ($ millions).....................         17             13          10            4

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since the use of the undistributed income method does not correspond with results of operations.
/dagger/ For the period December 30, 1994 (commencement of operations) to
          October 31, 1995.
/dagger//dagger/ For the period April 3, 1995 (commencement of Class C Shares)
                  to October 31, 1995.
/dagger//dagger//dagger/ For the period January 2, 1998 (commencement of Class
                         B Shares) to April 30, 1998.
 (a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 and $.13 per Class A Shares, for the two years ended October 31, 1996. The operating expense ratios including such items would have been 1.99% and 3.49% (annualized) for Class A Shares for the two years ended October 31, 1996. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.07 and $.13 per Class C Shares, for the two years ended October 31, 1996. The operating expense ratio including such items would have been 2.74% and 4.24% (annualized) for Class C Shares for the two years ended October 31, 1996. The year ended October 31, 1997 includes recovery of previously waived management fees paid to the manager of $.02 per Class A and C Shares. The operating expense ratio excluding such items would have been 1.53% and 2.28% for Class A and C Shares, respectively.
 (b) Annualized.
 (c) Not annualized.
 (d) Does not reflect the imposition of a sales charge.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
--------------------------------------------------------------------------------
Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in five series, the Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Growth Fund, the Small Cap Stock Fund, and the Value Equity Fund
     (each, a "Fund" and collectively, the "Funds"). The Eagle International Equity Portfolio primarily seeks capital appreciation principally through investment in an international portfolio of equity securities. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The Mid Cap Growth Fund primarily seeks long-term appreciation by investing in equity securities of companies with mid-size market capitalization that are believed to have above average growth potential. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The Eagle International Equity Portfolio also issues Eagle Class Shares, which are subject to certain minimum investment requirements and are sold without any sales charge. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     SECURITY VALUATION: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Eagle International Equity Portfolio calculates its daily net asset value per share. Although the Eagle International Equity Portfolio values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

     FOREIGN CURRENCY TRANSACTIONS: The books and records of the Eagle International Equity Portfolio are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Eagle International Equity Portfolio does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Eagle International Equity Portfolio may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Eagle International Equity Portfolio records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

     REPURCHASE AGREEMENTS: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount to at least 100% of the resale price.

     FEDERAL INCOME TAXES: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. A Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

     DISTRIBUTION OF NET REALIZED GAINS: Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------
     STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

     OPTION ACCOUNTING PRINCIPLES: When a Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the last offering price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date, or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

     EXPENSES: Each Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are all allocated proportionately among the Trust. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees and shareholders service fees with respect to Eagle International Equity Portfolio, are charged directly to that class.

     ORGANIZATION EXPENSES: Expenses incurred in connection with the formation of each Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

     CAPITAL ACCOUNTS: Each Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

     OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2: FUND SHARES. At April 30, 1998, there was an unlimited number of shares of beneficial interest of no par value authorized.

     EAGLE INTERNATIONAL EQUITY PORTFOLIO
     ------------------------------------
     Transactions in Class A Shares, C Shares and Eagle Shares of the Fund during the six month period ended April 30, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to April 30, 1998, were as follows:

FOR THE PERIOD ENDED                        A SHARES              B SHARES
APRIL 30, 1998                      -----------------------  -------------------
                                      SHARES      AMOUNT     SHARES     AMOUNT
(UNAUDITED)                         ---------   -----------  ------    ---------

  Shares sold .....................   30,881    $   793,261   4,341    $112,900
  Shares issued on reinvestment
    of distributions ..............    6,686        158,113      --          --
  Shares redeemed .................  (23,648)      (584,354)    (21)       (583)
                                     -------    -----------   -----    --------
  Net increase (decrease) .........   13,919    $   367,020   4,320    $112,317
                                                ===========            ========
  Shares outstanding:
   Beginning of period ............  255,762                     --
                                     -------                  -----
   End of period ..................  269,681                  4,320
                                     =======                  =====

FOR THE PERIOD ENDED                            C SHARES                  EAGLE SHARES
APRIL 30, 1998                         ------------------------   ---------------------------
                                         SHARES        AMOUNT       SHARES         AMOUNT
(UNAUDITED)                            ----------   -----------   -----------   -------------
     Shares sold .....................     43,600    $1,113,463        64,212    $  1,635,201
     Shares issued on reinvestment
       of distributions ..............      4,371       102,414        34,247         805,842
     Shares redeemed .................    (12,639)     (322,834)     (149,498)     (3,702,023)
                                          -------    ----------      --------    ------------
     Net increase (decrease) .........     35,332    $  893,043       (51,039)   $ (1,260,980)
                                                     ==========                  ============
     Shares outstanding:
      Beginning of period ............    158,392                   1,331,303
                                          -------                   ---------
      End of period ..................    193,724                   1,280,264
                                          =======                   =========


--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------
     Transactions in Class A Shares, C Shares and Eagle shares of the Fund during the year ended October 31, 1997, were as follows:


                                                  A SHARES                   C SHARES                  EAGLE SHARES
FOR THE YEAR ENDED OCTOBER 31, 1997      -------------------------- -------------------------- ----------------------------
                                            SHARES      AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                         ----------  ------------  -----------  ------------   -----------  ---------------
     Shares sold .......................    145,840    $3,468,293      121,689    $2,915,342       459,654    $ 11,104,451
     Shares issued on reinvestment
       of distributions ................      3,346        75,081        1,158        25,899        21,188         475,249
     Shares redeemed ...................    (33,267)     (815,865)     (18,479)     (439,911)     (125,683)     (2,972,703)
                                            -------    ----------      -------    ----------      --------    ------------
     Net increase ......................    115,919    $2,727,509      104,368    $2,501,330       355,159    $  8,606,997
                                                       ==========                 ==========                  ============
     Shares outstanding:
      Beginning of year ................    139,843                     54,024                     976,144
                                            -------                    -------                    --------
      End of year ......................    255,762                    158,392                   1,331,303
                                            =======                    =======                   =========

     GROWTH EQUITY FUND
     ------------------
     Transactions in Class A and C Shares of the Fund during the six month period ended April 30, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to April 30, 1998, were as follows:


                                                   A SHARES                   B SHARES                   C SHARES
FOR THE PERIOD ENDED APRIL 30, 1998      ---------------------------- ------------------------ --------------------------
                                           SHARES        AMOUNT        SHARES      AMOUNT        SHARES        AMOUNT
(UNAUDITED)                              ----------   -------------   --------   -----------   ----------   -------------
     Shares sold .......................    220,907    $  5,779,334     52,580    $1,387,855      285,929    $  7,358,004
     Shares issued on reinvestment
       of distributions ................     12,951         312,499         --            --       10,879         258,383
     Shares redeemed ...................    (96,205)     (2,477,549)       (93)       (2,578)     (54,912)     (1,434,634)
                                            -------    ------------     ------    ----------      -------    ------------
     Net increase ......................    137,653    $  3,614,284     52,487    $1,385,277      241,896    $  6,181,753
                                                       ============               ==========                 ============
     Shares outstanding:
      Beginning of period ..............  1,028,794                         --                    783,120
                                          ---------                     ------                    -------
      End of period ....................  1,166,447                     52,487                  1,025,016
                                          =========                     ======                  =========

     Transactions in Class A and C Shares of the Fund during the year ended October 31, 1997, were as follows:


                                                   A SHARES                                          C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1997      ----------------------------                       --------------------------
                                             SHARES        AMOUNT                              SHARES        AMOUNT
                                         ------------  --------------                       -----------  -------------
     Shares sold .......................     553,303    $ 11,132,958                           534,451    $11,343,816
     Shares redeemed ...................    (208,950)     (4,286,048)                          (41,133)      (835,061)
                                            --------    ------------                           -------    -----------
     Net increase ......................     344,353    $  6,846,910                           493,318    $10,508,755
                                                        ============                                      ===========
     Shares outstanding:
      Beginning of year ................     684,441                                           289,802
                                            --------                                           -------
      End of year ......................   1,028,794                                           783,120
                                           =========                                           =======

--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------
     MID CAP GROWTH FUND
     -------------------
     Transactions in Class A and C Shares of the Fund during the period
     November 6, 1997 (commencement of operations) to April 30, 1998 and Class
     B Shares from January 2, 1998 (commencement of Class B Shares) to April
     30, 1998, were as follows:


                                                   A SHARES                   B SHARES                  C SHARES
FOR THE PERIOD ENDED APRIL 30, 1998      ---------------------------  -----------------------  --------------------------
                                             SHARES        AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
(UNAUDITED)                              ------------  -------------- ---------  ------------  -----------  ------------
     Shares sold .......................   1,266,573    $ 18,445,185    99,188    $1,538,661      582,185    $8,491,096
     Shares redeemed ...................    (145,962)     (2,257,563)     (324)       (5,224)     (53,020)     (800,435)
                                           ---------    ------------    ------    ----------      -------    ----------
     Net increase ......................   1,120,611    $ 16,187,622    98,864    $1,533,437      529,165    $7,690,661
                                                        ============              ==========                 ==========
     Shares outstanding:
      Beginning of period ..............          --                        --                         --
                                           ---------                    ------                    -------
      End of period ....................   1,120,611                    98,864                    529,165
                                           =========                    ======                    =======

     SMALL CAP STOCK FUND
     --------------------
     Transactions in Class A and C Shares of the Fund during the six month period ended April 30, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to April 30, 1998, were as follows:


                                                  A SHARES                    B SHARES                    C SHARES
FOR THE PERIOD ENDED APRIL 30, 1998    -----------------------------  -----------------------   ---------------------------
                                           SHARES         AMOUNT         SHARES       AMOUNT        SHARES        AMOUNT
(UNAUDITED)                            ------------  ---------------  ----------  ------------  ------------  -------------
     Shares sold .....................   1,392,366    $  41,623,508     218,328    $6,352,269       913,447    $ 26,402,368
     Shares issued on reinvestment
       of distributions ..............     450,844       12,565,036          --            --       196,501       5,364,470
     Shares redeemed .................    (711,607)     (21,302,908)       (836)      (24,891)     (222,904)     (6,509,588)
                                         ---------    -------------     -------    ----------      --------    ------------
     Net increase ....................   1,131,603    $  32,885,636     217,492    $6,327,378       887,044    $ 25,257,250
                                                      =============                ==========                  ============
     Shares outstanding:
      Beginning of period ............   7,315,919                           --                   3,018,510
                                         ---------                      -------                   ---------
      End of period ..................   8,447,522                      217,492                   3,905,554
                                         =========                      =======                   =========

Transactions in Class A and C Shares of the Fund during the year ended October 31, 1997, were as follows:


                                                A SHARES                                              C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1997   -----------------------------                        ----------------------------
                                          SHARES         AMOUNT                                SHARES        AMOUNT
                                      ------------  ---------------                        ------------  --------------
     Shares sold ....................   3,806,977    $ 102,346,776                           2,145,616    $ 56,993,115
     Shares issued on reinvestment
       of distributions .............     335,280        7,590,750                              93,252       2,086,050
     Shares redeemed ................    (805,333)     (21,288,297)                           (267,904)     (6,875,891)
                                        ---------    -------------                           ---------    ------------
     Net increase ...................   3,336,924    $  88,649,229                           1,970,964    $ 52,203,274
                                                     =============                                        ============
     Shares outstanding:
      Beginning of year .............   3,978,995                                            1,047,546
                                        ---------                                            ---------
      End of year ...................   7,315,919                                            3,018,510
                                        =========                                            =========

--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------
     VALUE EQUITY FUND
     -----------------
     Transactions in Class A and C Shares of the Fund during the six month period ended April 30, 1998 and Class B Shares from January 2, 1998 (commencement of Class B Shares) to April 30, 1998, were as follows:


                                                A SHARES                  B SHARES                 C SHARES
FOR THE PERIOD ENDED APRIL 30, 1998   ----------------------------- -------------------- ----------------------------
                                        SHARES         AMOUNT      SHARES     AMOUNT      SHARES         AMOUNT
(UNAUDITED)                           ------------  --------------  -------- ----------  -----------  --------------
     Shares sold ....................      91,977    $  1,938,193    22,281   $456,991       66,644    $  1,405,154
     Shares issued on reinvestment
       of distributions .............     216,712       4,225,878        --         --      165,685       3,204,346
     Shares redeemed ................    (103,754)     (2,237,664)       --         --      (61,529)     (1,322,799)
                                         --------    ------------    ------   --------      -------    ------------
     Net increase ...................     204,935    $  3,926,407    22,281   $456,991      170,800    $  3,286,701
                                                     ============             ========                 ============
     Shares outstanding:
      Beginning of period ...........     856,534                        --                 656,055
                                         --------                    ------                 -------
      End of period .................   1,061,469                    22,281                 826,855
                                        =========                    ======                 =======

     Transactions in Class A and C Shares of the Fund during the year ended October 31, 1997, were as follows:


                                                  A SHARES                                               C SHARES
FOR THE YEAR ENDED OCTOBER 31, 1997    -----------------------------                          ----------------------------
                                           SHARES          AMOUNT                                SHARES          AMOUNT
                                       ------------   --------------                          -----------   --------------
     Shares sold ....................      189,849     $  4,264,982                              196,401     $  4,418,250
     Shares issued on reinvestment
       of distributions .............       54,761        1,062,355                               34,665          668,696
     Shares redeemed ................     (148,365)      (3,309,390)                             (86,706)      (1,911,305)
                                          --------     ------------                              -------     ------------
     Net increase ...................       96,245     $  2,017,947                              144,360     $  3,175,641
                                                       ============                                          ============
     Shares outstanding:
      Beginning of year .............      760,289                                               511,695
                                          --------                                               -------
      End of year ...................      856,534                                               656,055
                                          ========                                               =======

Note 3: PURCHASES AND SALES OF SECURITIES. For the six month period ended
        April 30, 1998, purchases and sales on investment securities (excluding repurchase agreements and short term obligations) were as follows:


                                                       INVESTMENT SECURITIES
                                                   -----------------------------
                                                     PURCHASES         SALES
                                                   -------------    ------------

    Eagle International Equity Portfolio .........  $ 16,423,077     $13,641,284
    Growth Equity Fund ...........................    20,800,738      11,440,748
    Mid Cap Growth Fund ..........................    34,336,057       9,748,678
    Small Cap Stock Fund .........................   109,310,915      63,222,209
    Value Equity Fund ............................    27,187,402      24,569,080


     Agency brokerage commissions for the Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Growth Fund, the Small Cap Stock Fund, and the Value Equity Fund for the six month period ended April 30, 1998 aggregated $62,431, $30,920, $48,179, $206,972 and $71,149, of which $0,
     $0, $0, $34,560 and $1,314, was paid to Raymond James & Associates, Inc., respectively.

--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------
Transactions in covered call options written on equity securities were as follows:



                                               NUMBER OF      PREMIUMS
VALUE EQUITY FUND                              CONTRACTS      RECEIVED
-----------------                              ---------     ---------

    Outstanding, October 31, 1997 .........         80       $  20,429
     Written ..............................        651         168,140
     Closed................................       (143)        (44,881)
     Exercised ............................       (286)        (46,659)
     Expired ..............................       (212)        (60,850)
                                                  ----       ---------
    Outstanding, April 30, 1998 ...........         90       $  36,179
                                                  ====       =========


Note 4: MANAGEMENT, SUBADIVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the "Manager"), the Growth Equity, Mid Cap Growth and Value Equity Funds agree to pay to the Manager a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed daily and payable monthly. For the Small Cap Stock Fund the Management fee is 1.0% on the first $50 million and 0.75% of any excess over $50 million of net assets. Under the Fund's Investment Advisory and Administrative Agreement with Eagle Asset Management, Inc. ("Eagle"), the Eagle International Equity Portfolio Management fee is 1.0% on the first $100 million of net assets and 0.80% of any excess over $100 million of net assets. The Manager voluntarily will waive its investment advisory fees and, if necessary, reimburse each Fund to the extent that Class A, Class B and Class C annual operating expenses exceed that Funds average daily net assets attributable to that class for the 1998 fiscal year as follows:

                                      CLASS A     CLASS B AND CLASS C
                                     ---------   --------------------

    Growth Equity Fund ...........      1.45%             2.20%
    Mid Cap Growth Fund ..........      1.60%             2.35%
    Small Cap Stock Fund .........      1.30%             2.05%
    Value Equity Fund ............      1.45%             2.20%

     Eagle has capped expenses at 1.97% for Class A Shares of the Eagle International Equity Portfolio (2.72% for Class B and C Shares). Under these agreements, management fees of $30,140 were waived for the Eagle International Equity Portfolio for the six month period ended April 30, 1998. If total Fund expenses fall below the expense limitation agreed to by Eagle before the end of the year ended October 31, 2000, Eagle International Equity Portfolio may be required to pay Eagle a portion or all of the waived management fees. In addition the Eagle International Equity Portfolio may be required to pay Eagle, a portion or all of the management fees waived in fiscal 1996 and 1997 if total Fund expenses fall below the annual expense limitations before the end of the year ending October 31, 1998 and 1999, respectively. Management fees of $36,113 were waived by the Mid Cap Growth Fund for the six month period ended April 30, 1998. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ended October 31, 2000, the Mid Cap Growth Fund may be required to pay the Manager a portion or all of the waived management fees.

     Eagle has entered into an agreement with Martin Currie, Inc., a New York Corporation to provide to the Eagle International Equity Portfolio investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by Eagle equal to .50% of the average daily net assets on the first $100 million of net assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations. For the six month period April 30, 1998 the Subadviser earned $108,752 for Subadviser fees, which was paid by Eagle.

     The Manager has entered into agreements with Eagle, (with respect to the Value Equity Fund, Mid Cap Growth Fund, and the Growth Equity Fund) and with Eagle and Awad & Associates, Inc., a division of Raymond James & Associates, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the six month period ended April 30, 1998, the total fees the Subadvisers earned were $95,307, $37,454 $674,083 and $71,506 for the Growth Equity Fund, Mid Cap Growth Fund, Small Cap Stock Fund and Value Equity Fund, respectively.

--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------
     Effective October 1, 1997, all of the assets of the Value Equity Fund were allocated to Eagle. Prior to October 1, 1997, the assets of the Fund were managed by Dreman Value Advisors, Inc. ("Dreman"), an additional subadviser to the Fund. Dreman provided to the Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .35% of the Fund's average daily net assets.

     Raymond James & Associates, Inc. (the "Distributor") has advised the Trust that it received $14,964, $125,138, $452,382, $732,618 and $42,130 in
     front end sales charges for Class A Shares, $25, $69, $224, $1,058, and $0 in contingent deferred sales charges for Class B Shares and $523, $3,446, $5,368, $16,254 and $1,183 in contingent deferred sales charges for Class C Shares for the Eagle International Equity Portfolio, Growth Equity Fund, Mid Cap Growth Fund, Small Cap Stock Fund and the Value Equity Fund, respectively, for the six month period ended April 30, 1998. The Distributor paid sales commission to salespersons and from these fees, incurred other distribution costs.

     Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A Distribution Plan of up to .35% of the average daily net assets for the services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only .25% of average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Eagle and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc.

     The Manager also is the Dividend Paying and Shareholder Servicing Agent for the Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Growth Fund, the Small Cap Stock Fund, and the Value Equity Fund. The amount payable to the Manager for such expenses as of April 30, 1998 was $18,559, $14,000, $7,200 $90,800 and $8,200, respectively. In addition, the Manager performs Fund Accounting services for the Growth Equity Fund, the Mid Cap Growth Fund, the Small Cap Stock Fund and the Value Equity Fund and charged $16,147, $13,102, $21,064 and $14,784, during the current period of which $10,120, $8,800, $12,000 and $9,200, was payable as of April 30, 1998, respectively.

     Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies that also are advised by the Manager (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds that is not an interested person of the Manager received and annual fee of $8,000, and additional fee of $3,000 for each combined quarterly meeting of the Heritage funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

Note 5: FEDERAL INCOME TAXES.

     EAGLE INTERNATIONAL EQUITY PORTFOLIO
     ------------------------------------
     For the year ended October 31, 1997, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency gains, the Fund credited undistributed net investment income and debited accumulated net realized gain $260,960.

     GROWTH EQUITY FUND:
     -------------------
     For the year ended October 31, 1997, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund debited accumulated net realized gain on investments $176,623, paid-in capital $8,565 and credited accumulated net investment loss $185,188. The Fund utilized $54,321 of net tax basis capital losses during the current year against net realized gains from investment transactions.

     SMALL CAP STOCK FUND:
     ---------------------
     For the year ended October 31, 1997, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss and REIT distributions, the Fund debited accumulated net realized gain on investments $703,835 and credited paid-in capital $143,692 and accumulated net investment loss $560,143.

     VALUE EQUITY FUND:
     ------------------
     For the year ended October 31, 1997, to reflect reclassification arising from permanent book/tax differences attributable to a dividend reclass, the Fund debited accumulated net realized gain on investments and credited undistributed net investment income $9,919.

--------------------------------------------------------------------------------
                              HERITAGE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)
                                   (CONTINUED)
--------------------------------------------------------------------------------
Note 6: FINANCIAL INVESTMENT WITH OFF-BALANCE SHEET RISK.

     EAGLE INTERNATIONAL EQUITY PORTFOLIO:
     -------------------------------------
     The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holding to be hedged. Additionally, when the Subadviser anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

     The Fund may enter into forward contracts to hedge against changes to future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of these parties to meet the terms of their contracts.

HERITAGE FAMILY OF FUNDS/TM/
FROM OUR FAMILY TO YOURS: THE INTELLIGENT CREATION OF WEALTH

HERITAGE MONEY MARKET FUNDS
Cash Trust Money Market
Cash Trust Municipal Money Market

HERITAGE BOND FUNDS
Intermediate Government
High Yield

HERITAGE STOCK FUNDS
Income-Growth
Value Equity
Growth Equity
Capital Appreciation
Mid Cap
Small Cap
International

We are pleased that many of you are also investors in these funds. For information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Series Trust - Eagle International Equity Portfolio, Growth Equity Fund, Mid Cap Growth Fund, Small Cap Stock Fund and Value Equity fund. It may also be used as sales literature when preceded or accompanied by a prospectus.

Copyright 1998 Heritage Asset Management, Inc.
34M 4/98
5341S EQ

                             Heritage Series Trust
                             P.O. Box 33022
[GRAPHIC OMITTED]            St. Petersburg, FL  33733
--------------------------------------------------------------
     Address Change Requested